OMB APPROVAL
                                                        OMB Number: 3235-0570

                                                        Expires: August 31, 2010

                                                        Estimated average burden
                                                        hours per response:18.90



                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

Investment Company Act file
number                              811-04041
-----------------------------------------------------------------

                       GE INVESTMENTS FUNDS, INC.
------------------------------------------------------------------
               (Exact name of registrant as specified in charter)


              3001, SUMMER STREET,STAMFORD, CONNECTICUT, 06905
-------------------------------------------------------------------
               (Address of principal executive offices) (Zip code)


GE ASSET MANAGEMENT INC,3001, SUMMER STREET,STAMFORD,CONNECTICUT, 06905
------------------------------------------------------------------
                     (Name and address of agent for service)


Registrant"s telephone number, including area code: 800-242-0134
                                            ----------------------------


Date of fiscal year end: 12/31
                        ---------------------------

Date of reporting period: :  12/31/09
                          -------------------------

ITEM 1. REPORTS TO STOCKHOLDERS.



GE Investments Funds, Inc.

U.S. Equity Fund
Annual Report
December 31, 2009

[LOGO] GE

GE Investments Funds, Inc.

U.S. Equity Fund                                   Contents
------------------------------------------------------------



          NOTES TO PERFORMANCE....................................  1

          MANAGER REVIEW AND SCHEDULE OF INVESTMENTS..............  6

          NOTES TO SCHEDULE OF INVESTMENTS........................ 10

          FINANCIAL STATEMENTS

             Financial Highlights................................. 11

             Statement of Assets and Liabilities.................. 12

             Statement of Operations.............................. 13

             Statements of Changes in Net Assets.................. 14

             Notes to Financial Statements........................ 15

          REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM. 23

          ADVISORY AND ADMINISTRATIVE AGREEMENT RENEWAL........... 24

          ADDITIONAL INFORMATION.................................. 27

          INVESTMENT TEAM......................................... 30


This report is prepared for Policyholders of certain variable contracts and may be distributed to others only if preceded or accompanied by the variable contract's current prospectus and the current prospectus of the Funds available for investments thereunder.

Notes to Performance                               December 31, 2009
---------------------------------------------------------------------

Information on the following performance pages relating to the GE Investments U.S. Equity Fund one year total return and Schedule of Investments is audited. All other information, including the portfolio manager Q&A pages, is unaudited.

Total returns take into account changes in share price and assume reinvestment of all dividends and capital gains distributions, if any. Total returns shown are net of Fund expenses but do not reflect fees and charges associated with the variable contracts such as administrative fees, account charges and surrender charges, which, if reflected, would reduce the Fund's total returns for all periods shown.

The performance data quoted represent past performance; past performance does not guarantee future results. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Periods less than one year are not annualized. Please call 800-493-3042 or visit the Fund's website at http://www.geam.com for the most recent month-end performance data.

An investment in a Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. An investment in a Fund is subject to risk, including possible loss of principal invested.

The Standard & Poor's ("S&P") 500(R) Composite Price Index of stocks (S&P 500 Index) is an unmanaged index and does not reflect the actual cost of investing in the instruments that comprise the index.

The S&P 500 Index is a market capitalization-weighted index of stocks of 500 large U.S. companies, which is widely used as a measure of large-cap stock market performance. The results shown for the foregoing index assume the reinvestment of net dividends or interest.

The peer universe of the underlying annuity funds used in our peer group average return calculation is based on the blend of Morningstar peer categories, as shown. Morningstar is an independent mutual fund rating service. A Fund's performance may be compared to or ranked within a universe of mutual funds with investment objectives and policies similar but not necessarily identical to the Fund's.

(C)2009 Morningstar, Inc. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is no warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damage or losses relating from any use of this information. Past performance is no guarantee or future results.



--------------
GE INVESTMENT DISTRIBUTORS, INC., MEMBER OF FINRA & SIPC, IS THE PRINCIPAL UNDERWRITER AND DISTRIBUTOR OF THE GE INVESTMENT FUNDS, INC. AND A WHOLLY OWNED SUBSIDIARY OF GE ASSET MANAGEMENT INCORPORATED, THE INVESTMENT ADVISER OF THE FUND.

U.S. Equity Fund

--------------------------------------------------------------------------------

[PHOTO] George A. Bicher


GEORGE A. BICHER

[PHOTO] Stephen V. Gelhaus


STEPHEN V. GELHAUS

[PHOTO] Thomas R. Lincoln


THOMAS R. LINCOLN

[PHOTO] Paul C. Reinhardt


PAUL C. REINHARDT

THE U.S. EQUITY FUND IS MANAGED BY A TEAM OF PORTFOLIO MANAGERS THAT INCLUDES GEORGE A. BICHER, PAUL C. REINHARDT, STEPHEN V. GELHAUS AND THOMAS R. LINCOLN. EACH OF THE FOREGOING PORTFOLIO MANAGERS MANAGES (OR CO-MANAGES) ONE OF THREE SUB-PORTFOLIOS, WHICH COMPRISE THE FUND. A SUB-PORTFOLIO REFERS TO THE PORTION OF THE FUND'S ASSETS THAT ARE ALLOCATED TO, AND MANAGED BY, A PARTICULAR PORTFOLIO MANAGER ON THE FUND'S PORTFOLIO MANAGEMENT TEAM. THE THREE SUB-PORTFOLIOS ARE MANAGED INDEPENDENTLY OF EACH OTHER AND THE PORTFOLIO MANAGERS HAVE FULL DISCRETION OVER THEIR SUB-PORTFOLIO. THE WEIGHTINGS TO EACH SUB-PORTFOLIO IN THE U.S. EQUITY FUND, CAN BE CHANGED AT ANY TIME BUT GENERALLY REMAIN STABLE FOR 18 TO 24 MONTHS.

GEORGE A. BICHER IS A SENIOR VICE PRESIDENT OF GE ASSET MANAGEMENT. MR. BICHER IS DIRECTOR OF THE U.S. EQUITY RESEARCH TEAM AND A PORTFOLIO MANAGER FOR THE U.S. EQUITY FUND. MR. BICHER HAS HELD THE POSITION OF EQUITY RESEARCH ANALYST SINCE JOINING GE ASSET MANAGEMENT IN JUNE 2002. PRIOR TO JOINING GE ASSET MANAGEMENT, HE SERVED IN A NUMBER OF POSITIONS AT DEUTSCHE BANC ALEX BROWN SINCE 1994.

STEPHEN V. GELHAUS IS A VICE PRESIDENT OF GE ASSET MANAGEMENT. HE HAS BEEN A MEMBER OF THE PORTFOLIO MANAGEMENT TEAM FOR THE U.S. EQUITY FUND SINCE JANUARY 2002. MR. GELHAUS JOINED GE ASSET MANAGEMENT IN JUNE 1991 AND WAS A RESEARCH ANALYST IN THE U.S. EQUITIES GROUP FROM 1995 THROUGH 2001.

THOMAS R. LINCOLN IS A SENIOR VICE PRESIDENT OF GE ASSET MANAGEMENT. HE HAS BEEN A MEMBER OF THE PORTFOLIO MANAGEMENT TEAM FOR THE U.S. EQUITY FUND SINCE MAY 2007. MR. LINCOLN JOINED GE ASSET MANAGEMENT IN 1994 AS A FINANCIAL ANALYST IN U.S. EQUITIES. MR. LINCOLN BECAME PART OF THE INVESTMENT MANAGEMENT TEAM FOR U.S. EQUITIES AT GE ASSET MANAGEMENT IN 1997 AND A PORTFOLIO MANAGER FOR U.S. EQUITIES IN 2003.

PAUL C. REINHARDT IS A SENIOR VICE PRESIDENT OF GE ASSET MANAGEMENT. HE HAS BEEN A PORTFOLIO MANAGER FOR THE U.S. EQUITY FUND SINCE JANUARY 2001.
MR. REINHARDT JOINED GE ASSET MANAGEMENT IN 1982 AS AN EQUITY ANALYST AND HAS BEEN A PORTFOLIO MANAGER SINCE 1987.

Q. HOW DID THE U.S. EQUITY FUND PERFORM COMPARED TO ITS BENCHMARK AND MORNINGSTAR PEER GROUP FOR THE TWELVE-MONTH PERIOD ENDED DECEMBER 31, 2009?

A. For the twelve-month period ended December 31, 2009, the U.S. Equity Fund returned 31.63% for Class 1 shares and 31.05% for Class 4 shares. The S&P 500 Index, the Fund's benchmark, returned 26.46% and the Fund's Morningstar peer group of 464 U.S. Insurance Large Blend funds returned an average of 28.47% for the same period.

Q. WHAT MARKET CONDITIONS IMPACTED FUND PERFORMANCE?

A. The U.S. equity markets fell sharply through early March against a backdrop of severe global economic recession, falling home prices, and the prospect of huge losses by global financial institutions. After the U.S. government passed a $790 billion stimulus bill and the Federal Reserve announced plans to pump $1.25 trillion into the economy, the S&P 500 rallied 67% through year-end off its March 9 intraday low. In addition to the unprecedented fiscal and monetary stimulus, stocks were supported by earnings reports in the second and third quarter that generally beat expectations, a pick-up in corporate acquisition activity, and strong free cash flow as companies cut capital spending and reduced their cost structures. Despite this strong snap-back, the S&P 500 still remained 29% below the high it reached in October 2007. The federal funds target rate has remained historically low -- close to zero -- for a full year, and the U.S. equity markets have applauded the Federal Reserve's pledge to keep interest rates low for an "extended period."

   Sector allocation has been important in this environment, as only the technology (+62%), materials (+49%), and consumer discretionary (+42%) sectors outperformed the S&P 500 in 2009 while the more defensive sectors lagged. Despite a 78% rise in the WTI crude price over the year, the S&P

--------------------------------------------------------------------------------

                                    [GRAPHIC]


   500 Energy sector rose only 14% in 2009, well below the 26.5% rally of the broader S&P 500 Index. In this context, the growth style of investing outperformed the value style, with the strongest returns coming from medium capitalization companies. Careful stock selection was warranted in the financials sector, which plummeted 29% in the first quarter but advanced a whopping 140% off of March lows, reflecting relief that the sector would remain intact. This was reinforced by the fact that most large U.S. banks passed their stress tests and credit markets strengthened. By year-end, several large commercial and investment banks had reimbursed the U.S. Treasury for the government TARP investments. Going forward, we do not expect the markets to simply reward survivorship with performance since earnings estimate achievability should matter more prospectively.

Q. WHAT WERE THE PRIMARY DRIVERS OF FUND PERFORMANCE?

A. Strong stock selection among energy companies was a key driver of Fund performance, despite the fact that the sector overall showed lackluster performance. Emphasizing energy services companies over the large integrated oil companies paid off amid weak end market demand in refining and marketing. Transocean (+89%) and Schlumberger (+56%) were key contributors and continued to be held at year-end. Good stock selection in financials also benefited the Fund, as large positions in CME Group (+64%), Goldman Sachs (+103%) and several life insurance companies outperformed the market. One theme for these holdings was financial strength and the ability to take market share and emerge from the recession as a stronger competitor.

   A beneficial underweight in the defensive consumer staples sector was another driver to Fund performance, as this group underperformed the market averages. Later in the year, Proctor Gamble was increased to an overweight and averaged a 15% return during the period it was held. Other key single-stock contributors included Genentech, which rallied 14% on Roche's acquisition bid, and Freeport McMoRan Copper & Gold (+229%) which surged along with copper prices during the year. The strength in Genentech -- an out of benchmark holding -- was enough to offset weakness in some of our other health care holdings, including Amgen (-2%) and Gilead (-15%) as biotech companies broadly underperformed.

   Consumer discretionary and technology were the only two sectors to detract from relative performance this year. In consumer discretionary, the Fund missed strong recovery rallies in Internet retailers (e.g., Amazon and Expedia which proved too expensive for ownership) and automobile stocks, which generally lacked the degree of quality we seek in long term holdings. In the media sector, Comcast (+1%) also underperformed amid disappointing subscription growth. Within technology, while the Fund enjoyed strength in many of its diverse holdings, an underweight in Apple (+147%) created the main drag.

Q. WERE THERE ANY SIGNIFICANT CHANGES TO THE FUND OVER THE PERIOD?

A. We continued to seek large cap, high quality companies that we felt had the potential to survive and grow market share during the down-cycle, and in a gradual recovery. We maintained a consistent emphasis on companies with strong balance sheets and earnings stability, over more cyclical or leveraged opportunities. We took advantage of relative underperformance in high-quality brand-name companies, to add several new positions during the year; among the positions established were Baxter International, Johnson & Johnson and Proctor & Gamble. We reduced our holdings in technology -- selling Affiliated Computer Systems and several semiconductor companies -- although technology remained the Fund's largest sector position. We took advantage of relative weakness in energy to boost our exposure to that sector, which we believe faces tremendous long-term supply-demand imbalances. At year-end, the Fund's largest overweights were in technology, health care and financials, and the largest underweights were in consumer staples, industrials and utilities.

   Valuations for many companies remain attractive, even after the strong rebound from March through year-end. While lower quality companies outperformed during the rally, we believe any future market rally will be dominated by outperformance by market share winners with strong balance sheets and management teams. Amid rapidly changing market conditions we have maintained our bottom-up stock selection approach with focus on a long-term investment horizon.

U.S. Equity Fund

--------------------------------------------------------------------------------

                                             Understanding Your Fund's Expenses

As a shareholder of the Fund you incur ongoing expenses, which include portfolio management fees, professional fees, administrative fees and other Fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors during the period. The information in the following table is based on an investment of $1,000, which is invested at the beginning of the period and held for the entire six-month period ended December 31, 2009.

ACTUAL EXPENSES

The first section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your class under the heading "Expenses Paid During Period."

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholders reports of other funds.

Please note that the expenses shown in the table do not reflect any transaction costs, such as sales charges or redemption fees.
JULY 1, 2009 - DECEMBER 31, 2009

----------------------------------------------------------------------------------------------
                         ACCOUNT VALUE AT THE     ACCOUNT VALUE AT THE      EXPENSES PAID
                      BEGINNING OF THE PERIOD ($) END OF THE PERIOD ($) DURING THE PERIOD ($)*
----------------------------------------------------------------------------------------------
ACTUAL FUND RETURN**
----------------------------------------------------------------------------------------------
    Class 1                    $1,000.00                $1,192.45                4.75
    Class 4                    $1,000.00                $1,189.75                7.12
----------------------------------------------------------------------------------------------
HYPOTHETICAL 5% RETURN (2.5% FOR THE PERIOD)
----------------------------------------------------------------------------------------------
    Class 1                    $1,000.00                $1,020.66                4.38
    Class 4                    $1,000.00                $1,018.53                6.56
----------------------------------------------------------------------------------------------

*EXPENSES ARE EQUAL TO THE FUND'S ANNUALIZED EXPENSE RATIO OF 0.86% FOR CLASS 1
 SHARES AND 1.29% FOR CLASS 4 SHARES (FOR THE PERIOD JULY 1, 2009 - DECEMBER 31, 2009), MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY 184/365 (TO REFLECT THE ONE-HALF YEAR PERIOD)
**ACTUAL FUND RETURNS FOR THE SIX-MONTH PERIOD ENDED DECEMBER 31, 2009 WERE AS
  FOLLOWS: 19.25% FOR CLASS 1 SHARES, AND 18.98% FOR CLASS 4 SHARES.

U.S. Equity Fund

--------------------------------------------------------------------------------

 CHANGE IN VALUE OF A $10,000 INVESTMENT

CLASS 1 SHARES
--------------------------------------------------------------------------------

                       [CHART]

            U.S. Equity Fund     S&P 500 Index
            ----------------     --------------
12/99          10,000.00           10,000.00
12/00           9,941.00            9,081.65
12/01           9,098.69            7,999.85
12/02           7,346.03            6,231.73
12/03           9,055.87            8,021.99
12/04           9,795.40            8,894.89
12/05          10,041.15            9,332.39
12/06          11,659.98           10,806.20
12/07          12,593.93           11,400.06
12/08           8,053.27            7,182.28
12/09          10,600.24            9,083.04



--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURN
FOR THE PERIODS ENDED DECEMBER 31, 2009
--------------------------------------------------------------------------------
CLASS 1 SHARES (Inception date: 1/3/95)
--------------------------------------------------------------------------------

                                      ONE   FIVE   TEN   ENDING VALUE OF A
                                      YEAR  YEAR   YEAR  $10,000 INVESTMENT
    -----------------------------------------------------------------------
    U.S. Equity Fund                 31.63% 1.59%  0.58%       10,600
    -----------------------------------------------------------------------
    S&P 500 Index                    26.46% 0.42% -0.96%        9,083
    -----------------------------------------------------------------------
    Morningstar peer group average*  28.47% 0.39% -0.81%
    -----------------------------------------------------------------------

CLASS 4 SHARES
--------------------------------------------------------------------------------

                             [CHART]

                 U.S. Equity Fund           S&P 500 Index
                  ---------------            -------------
5/1/08              10,000.00                  10,000.00
6/08                 9,303.51                   9,275.57
9/08                 8,626.84                   8,499.21
12/08                6,574.78                   6,634.20
3/09                 6,103.69                   5,903.65
6/09                 7,241.92                   6,844.05
9/09                 8,260.18                   7,912.13
12/09                8,616.08                   8,389.91


--------------------------------------------------------------------------------
TOTAL RETURNS
FOR THE PERIODS ENDED DECEMBER 31, 2009
--------------------------------------------------------------------------------
CLASS 4 SHARES (Inception date: 5/1/08)
--------------------------------------------------------------------------------

                                         ONE     SINCE   ENDING VALUE OF A
                                         YEAR  INCEPTION $10,000 INVESTMENT
    -----------------------------------------------------------------------
    U.S. Equity Fund                    31.05%  -8.53%         8,616
    -----------------------------------------------------------------------
    S&P 500 Index                       26.46%  -9.99%         8,390
    -----------------------------------------------------------------------
    Morningstar peer group average**    28.47%
    -----------------------------------------------------------------------

INVESTMENT PROFILE                                                      [GRAPHIC]

A mutual fund designed for investors
who seek long-term growth of capital
by investing at least 80% of its net
assets in common and preferred stocks
and other types of equity securities
of issuers that are tied economically
to the U.S. under normal
circumstances.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2009 as a % of Market Value

--------------------------------------------------------------------------------
Market Value of $41,894 (in thousands)
                   [CHART]

Information Technology            22.3%
Healthcare                        15.3%
Financials                        15.2%
Energy                            11.6%
Consumer Discretionary             8.7%
Consumer Staples                   8.0%
Industrials                        7.7%
Materials                          4.2%
Telecommunication Services         3.2%
Utilities                          2.0%
Short-Term                         1.8%
Other Investments                  0.0%***



TOP TEN LARGEST HOLDINGS
AS OF DECEMBER 31, 2009
as a % of Market Value

                  --------------------------------------------
                  Microsoft Corp.                        3.41%
                  --------------------------------------------
                  --------------------------------------------
                  PepsiCo, Inc.                          2.90%
                  --------------------------------------------
                  --------------------------------------------
                  Amgen Inc.                             2.69%
                  --------------------------------------------
                  --------------------------------------------
                  Cisco Systems, Inc.                    2.47%
                  --------------------------------------------
                  --------------------------------------------
                  QUALCOMM Inc.                          2.29%
                  --------------------------------------------
                  --------------------------------------------
                  International Business Machines Corp.  2.15%
                  --------------------------------------------
                  --------------------------------------------
                  The Goldman Sachs Group, Inc           2.13%
                  --------------------------------------------
                  --------------------------------------------
                  Schlumberger Ltd.                      2.01%
                  --------------------------------------------
                  --------------------------------------------
                  The Procter & Gamble Co.               1.84%
                  --------------------------------------------
                  --------------------------------------------
                  Exxon Mobil Corp.                      1.79%
                  --------------------------------------------

* MORNINGSTAR PERFORMANCE COMPARISONS ARE BASED ON AVERAGE ANNUAL TOTAL RETURNS FOR THE ONE YEAR, FIVE-YEAR, AND TEN-YEAR PERIODS INDICATED IN THE LARGE BLEND PEER GROUP CONSISTING OF 464, 337 AND 182 UNDERLYING ANNUITY FUNDS, RESPECTIVELY.
**MORNINGSTAR PERFORMANCE COMPARISONS ARE BASED ON AVERAGE ANNUAL TOTAL RETURNS
  FOR THE ONE YEAR PERIOD INDICATED IN THE LARGE BLEND PEER GROUP CONSISTING OF 464 UNDERLYING ANNUITY FUNDS.
***LESS THAN 0.01%.
SEE NOTES TO PERFORMANCE ON PAGE 1 FOR FURTHER INFORMATION, INCLUDING AN
  EXPLANATION OF MORNINGSTAR PEER CATEGORIES.
PAST PERFORMANCE DOES NOT PREDICT FUTURE PERFORMANCE AND THE GRAPH AND TABLE DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

U.S. EQUITY FUND

Schedule of Investments                            December 31, 2009
---------------------------------------------------------------------

                               U.S. EQUITY FUND


                                               NUMBER
                                            OF SHARES       VALUE
        COMMON STOCK -- 96.3%+
        ----------------------------------------------------------------

        AEROSPACE & DEFENSE -- 2.9%

        Alliant Techsystems, Inc...........   1,071   $    94,537 /(a)/
        CAE, Inc...........................  22,448       187,789
        Hexcel Corp........................   6,260        81,255 /(a)/
        Honeywell International Inc........   7,254       284,357
        ITT Corp...........................   5,075       252,430
        Rockwell Collins, Inc..............   3,317       183,629
        United Technologies Corp...........   2,137       148,329
                                                        1,232,326

        BEVERAGES -- 3.2%

        Brown-Forman Corp. (Class B).......     254        13,607
        Molson Coors Brewing Co. (Class B).   2,367       106,894
        PepsiCo, Inc.......................  19,956     1,213,325
                                                        1,333,826

        BIOTECHNOLOGY -- 4.4%

        Amgen Inc..........................  19,927     1,127,270 /(a)/
        Gilead Sciences, Inc...............  16,906       731,692 /(a)/
                                                        1,858,962

        CAPITAL MARKETS -- 5.5%

        Ameriprise Financial, Inc..........   4,998       194,022
        Morgan Stanley.....................   3,927       116,239
        State Street Corp..................  16,815       732,125 /(c)/
        The Bank of New York Mellon Corp...   8,747       244,654
        The Charles Schwab Corp............   5,413       101,873
        The Goldman Sachs Group, Inc.......   5,289       892,995
                                                        2,281,908

        CHEMICALS -- 2.4%

        Air Products & Chemicals, Inc......     223        18,076
        Monsanto Co........................   5,599       457,718
        Potash Corp of Saskatchewan Inc....   1,517       164,594
        Praxair, Inc.......................   3,236       259,883
        The Mosaic Company.................   1,390        83,025
                                                          983,296

        COMMERCIAL BANKS -- 0.5%

        Regions Financial Corp.............  15,397        81,450
        US Bancorp.........................   4,017        90,423
        Wells Fargo & Co...................   1,561        42,131
                                                          214,004

                                                NUMBER
                                             OF SHARES       VALUE

      COMMERCIAL SERVICES & SUPPLIES -- 0.9%

      Corrections Corporation of America....   7,694   $   188,888 /(a)/
      Iron Mountain Inc.....................   8,222       187,133 /(a)/
                                                           376,021

      COMMUNICATIONS EQUIPMENT -- 6.2%

      Cisco Systems, Inc....................  43,142     1,032,819 /(a)/
      Motorola, Inc.........................   2,082        16,156
      QUALCOMM Inc..........................  20,758       960,265
      Research In Motion Ltd................   8,483       572,942 /(a)/
                                                         2,582,182

      COMPUTERS & PERIPHERALS -- 3.8%

      Apple Inc.............................     314        66,210 /(a)/
      Hewlett-Packard Co....................  12,405       638,982
      International Business Machines Corp..   6,882       900,854
                                                         1,606,046

      CONSUMER FINANCE -- 0.3%

      Capital One Financial Corp............   3,270       125,372

      DIVERSIFIED FINANCIAL SERVICES -- 4.7%

      Bank of America Corp..................  44,049       663,378
      CME Group Inc.........................   1,794       602,694
      JPMorgan Chase & Co...................  17,127       713,682
                                                         1,979,754

      DIVERSIFIED TELECOMMUNICATION SERVICES -- 1.1%

      AT&T Inc..............................  11,157       312,731
      Verizon Communications Inc............   4,463       147,859 /(d)/
                                                           460,590

      ELECTRIC UTILITIES -- 1.4%

      Edison International..................   6,248       217,305
      Entergy Corp..........................   1,339       109,584
      FPL Group, Inc........................   2,221       117,313
      Northeast Utilities...................   6,108       157,525
                                                           601,727

      ELECTRICAL EQUIPMENT -- 0.7%

      ABB Ltd. ADR..........................  10,711       204,580 /(a)/
      Emerson Electric Co...................   1,744        74,294
                                                           278,874

      ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS -- 0.6%

      Corning Inc...........................  12,980       250,644

      ENERGY EQUIPMENT & SERVICES -- 4.0%

      Halliburton Co........................   6,828       205,455
      National Oilwell Varco, Inc...........   2,455       108,241 /(a)/
      Schlumberger Ltd......................  12,962       843,697
      Transocean Ltd........................   6,330       524,124 /(a)/
                                                         1,681,517

See Notes to Schedules of Investments on page 10 and Notes to Financial Statements on page 15.

U.S. EQUITY FUND

Schedule of Investments                            December 31, 2009
---------------------------------------------------------------------


                                             NUMBER
                                          OF SHARES       VALUE

         FOOD & STAPLES RETAILING -- 0.1%

         CVS Caremark Corp...............   1,785   $    57,495

         FOOD PRODUCTS -- 1.4%

         Archer-Daniels-Midland Co.......   1,786        55,920
         Kraft Foods Inc. (Class A)......   4,373       118,858
         McCormick & Company Inc.........   8,125       293,556
         Nestle S.A. ADR.................   2,231       107,869
                                                        576,203

         HEALTHCARE EQUIPMENT & SUPPLIES -- 4.4%

         Baxter International Inc........   4,940       289,879
         Becton Dickinson & Co...........   2,433       191,866
         Boston Scientific Corp..........   9,818        88,362 /(a)/
         Covidien PLC....................  14,641       701,157
         Hologic, Inc....................   7,620       110,490 /(a)/
         Medtronic, Inc..................   4,915       216,162
         ResMed, Inc.....................   4,788       250,269 /(a)/
                                                      1,848,185

         HEALTHCARE PROVIDERS & SERVICES -- 2.7%

         Aetna Inc.......................   3,232       102,454
         Cardinal Health, Inc............   6,337       204,305
         Express Scripts, Inc............   5,346       462,162 /(a)/
         McKesson Corp...................   1,071        66,937
         UnitedHealth Group, Inc.........   9,916       302,240
                                                      1,138,098

         HOTELS RESTAURANTS & LEISURE -- 0.4%

         Carnival Corp...................   5,924       187,732 /(a)/

         HOUSEHOLD DURABLES -- 0.1%

         MDC Holdings, Inc...............     699        21,697

         HOUSEHOLD PRODUCTS -- 2.3%

         Clorox Co.......................   1,027        62,647
         Kimberly-Clark Corp.............   1,964       125,126
         The Procter & Gamble Co.........  12,688       769,273
                                                        957,046

         INDUSTRIAL CONGLOMERATES -- 0.5%

         Siemens AG ADR..................     714        65,474
         Textron, Inc....................   7,771       146,173
                                                        211,647

         INSURANCE -- 3.2%

         ACE Ltd.........................   5,776       291,110
         AFLAC Inc.......................   4,655       215,294
         AON Corp........................   2,945       112,911
         MetLife, Inc....................   5,802       205,101
         PartnerRe Ltd...................   1,555       116,096
         Principal Financial Group, Inc..   4,909       118,012
         Prudential Financial, Inc.......   5,549       276,118
                                                      1,334,642

                                                NUMBER
                                             OF SHARES       VALUE

       INTERNET SOFTWARE & SERVICES -- 1.3%

       AOL Inc..............................   1,367   $    31,824 /(a)/
       Baidu, Inc ADR.......................     251       103,219 /(a)/
       Google Inc. (Class A)................     638       395,547 /(a)/
                                                           530,590

       IT SERVICES -- 3.6%

       Accenture PLC........................     568        23,572
       Cognizant Technology Solutions Corp.
        (Class A)...........................   4,124       186,817 /(a)/
       Paychex, Inc.........................   3,789       116,095
       The Western Union Co.................  38,110       718,373
       Visa, Inc. (Class A).................   5,336       466,687
                                                         1,511,544

       LIFE SCIENCES TOOLS & SERVICES -- 0.9%

       Life Technologies Corp...............   2,614       136,529 /(a)/
       Thermo Fisher Scientific, Inc........   5,037       240,215 /(a)/
                                                           376,744

       MACHINERY -- 1.0%

       Deere & Co...........................   3,660       197,969
       Eaton Corp...........................   2,455       156,187
       Navistar International Corp..........   1,677        64,816 /(a)/
                                                           418,972

       MEDIA -- 4.0%

       Comcast Corp. (Class A)..............   2,006        32,116
       DIRECTV (Class A)....................   7,242       241,521 /(a)/
       Liberty Global, Inc. (Series C)......   6,641       145,106 /(a)/
       Omnicom Group Inc....................  16,745       655,567
       The Walt Disney Co...................   4,909       158,315
       Time Warner Inc......................  15,038       438,207
                                                         1,670,832

       METALS & MINING -- 1.6%

       Allegheny Technologies Inc...........   6,908       309,271
       Barrick Gold Corp....................   2,678       105,460
       Freeport-McMoRan Copper & Gold Inc...   3,019       242,395 /(a)/
                                                           657,126

       MULTILINE RETAIL -- 1.2%

       Kohl's Corp..........................   1,546        83,376 /(a)/
       Target Corp..........................   8,556       413,854
                                                           497,230

       MULTI-UTILITIES -- 0.5%

       Dominion Resources, Inc..............   5,579       217,135

See Notes to Schedules of Investments on page 10 and Notes to Financial Statements on page 15.

U.S. EQUITY FUND

Schedule of Investments                            December 31, 2009
---------------------------------------------------------------------


                                                 NUMBER
                                              OF SHARES       VALUE

      OIL, GAS & CONSUMABLE FUELS -- 7.7%

      Apache Corp............................   2,805   $   289,392
      Chesapeake Energy Corp.................   1,250        32,350
      Chevron Corp...........................   6,724       517,681
      Devon Energy Corp......................   5,121       376,393
      Exxon Mobil Corp.......................  11,025       751,795 /(d)/
      Marathon Oil Corp......................  15,828       494,150
      Occidental Petroleum Corp..............   3,776       307,178
      Southwestern Energy Co.................   4,449       214,442 /(a)/
      Suncor Energy Inc......................   6,106       215,603
                                                          3,198,984

      PAPER & FOREST PRODUCTS -- 0.3%

      Weyerhaeuser Co........................   2,678       115,529

      PERSONAL PRODUCTS -- 0.1%

      Avon Products, Inc.....................     893        28,129

      PHARMACEUTICALS -- 2.9%

      Abbott Laboratories....................   1,339        72,293
      Bristol-Myers Squibb Co................  19,275       486,694
      Johnson & Johnson......................   5,133       330,617
      Merck & Company Inc....................     982        35,882
      Pfizer Inc.............................  14,951       271,959
                                                          1,197,445

      REAL ESTATE MANAGEMENT & DEVELOPMENT -- 0.3%

      CB Richard Ellis Group, Inc. (Class A).  10,051       136,392 /(a)/

      ROAD & RAIL -- 0.7%

      Union Pacific Corp.....................   4,903       313,302

      SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT -- 2.2%

      Intel Corp.............................  29,482       601,433
      Kla-Tencor Corp........................     580        20,973
      Microchip Technology Inc...............   2,455        71,342
      Nvidia Corp............................   1,785        33,344 /(a)/
      Taiwan Semiconductor Manufacturing
       Company Ltd. ADR......................   9,819       112,329
      Texas Instruments Inc..................   3,481        90,715
                                                            930,136

      SOFTWARE -- 4.3%

      Intuit, Inc............................   6,403       196,636 /(a)/
      Microsoft Corp.........................  46,809     1,427,206 /(d)/
      Oracle Corp............................   6,248       153,326
                                                          1,777,168

      SPECIALTY RETAIL -- 2.9%

      Bed Bath & Beyond, Inc.................  12,099       467,384 /(a)/
      Lowe's Companies, Inc..................  28,591       668,743
      Staples, Inc...........................   3,259        80,139
                                                          1,216,266

                                                NUMBER
                                             OF SHARES        VALUE

     TEXTILES APPAREL & LUXURY GOODS -- 0.1%

     NIKE, Inc. (Class B)...................     357   $    23,587

     TOBACCO -- 0.9%

     Altria Group, Inc......................   2,231        43,795
     Philip Morris International Inc........   7,154       344,751
                                                           388,546

     WIRELESS TELECOMMUNICATION SERVICES -- 2.1%

     American Tower Corp. (Class A).........   6,322       273,174    /(a)/
     NII Holdings, Inc......................  18,102       607,865    /(a)/
                                                           881,039

     TOTAL COMMON STOCK
      (COST $37,051,695)....................            40,266,490
     ----------------------------------------------------------------------
     PREFERRED STOCK -- 0.4%
     ----------------------------------------------------------------------

     DIVERSIFIED FINANCIAL SERVICES
     Bank of America Corp.
      (COST $160,320).......................  10,688       159,465  /(a,e)/
     ----------------------------------------------------------------------
     EXCHANGE TRADED FUNDS -- 1.7%
     ----------------------------------------------------------------------

     Financial Select Sector SPDR Fund......   9,821       141,324    /(g)/
     Industrial Select Sector SPDR Fund.....  20,644       573,697    /(g)/

     TOTAL EXCHANGE TRADED FUNDS
      (COST $891,689).......................               715,021
     ----------------------------------------------------------------------
     OTHER INVESTMENTS -- 0.0%*
     ----------------------------------------------------------------------
     GEI Investment Fund
      (COST $11,846)........................                 9,003    /(f)/

     TOTAL INVESTMENTS IN SECURITIES
      (COST $38,115,550)....................            41,149,979
     ----------------------------------------------------------------------
     SHORT-TERM INVESTMENTS -- 1.8%
     ----------------------------------------------------------------------
     GE Money Market Fund Institutional
      Class 0.01%
      (COST $743,931).......................               743,931  /(b,h)/

     TOTAL INVESTMENTS
      (COST $38,859,481)....................            41,893,910

     LIABILITIES IN EXCESS OF OTHER ASSETS,
      NET -- (0.2)%.........................               (93,693)
                                                       -----------

     NET ASSETS -- 100.0%...................           $41,800,217
                                                       ===========

See Notes to Schedules of Investments on page 10 and Notes to Financial Statements on page 15.

U.S. EQUITY FUND

Schedule of Investments                            December 31, 2009
---------------------------------------------------------------------

                                  OTHER INFORMATION
                                  -------------------------

The GEI U.S. Equity Fund had the following short futures contracts open at December 31, 2009

                                      NUMBER   CURRENT
                          EXPIRATION    OF     NOTIONAL   UNREALIZED
          DESCRIPTION        DATE    CONTRACTS  VALUE    APPRECIATION
          -----------------------------------------------------------
          S&P 500 EMini
           Index Futures  March 2010     1     $(55,535)     $462

See Notes to Schedules of Investments on page 10 and Notes to Financial Statements on page 15.

Notes to Schedules of Investments                  December 31, 2009
---------------------------------------------------------------------


The views expressed in this document reflect our judgment as of the publication date and are subject to change at any time without notice. The securities cited may not represent current or future holdings and should not be considered as a recommendation to purchase or sell a particular security. See the prospectus for complete descriptions of investment objectives, policies, risks and permissible investments.

(a)Non-income producing security.

(b)Coupon amount represents effective yield.

(c)State Street Corp. is the parent company of State Street Bank & Trust Co., the Fund's custodian and accounting agent.

(d)At December 31, 2009, all or a portion of this security was pledged to cover collateral requirements for futures, options, forward foreign currency contracts and/or TBA's.

(e)Variable or floating rate security. The stated rate represents the rate at December 31, 2009.

(f)GE Asset Management Incorporated (GEAM) is the investment advisor of the Fund and also serves as investment advisor of the GEI Investment Fund.

(g)Sponsored by SSgA Funds Management, Inc., an affiliate of State Street Bank & Trust Co., the Fund's custodian and accounting agent.

(h)GEAM, the investment adviser of the Fund, also serves as investment adviser of the GE Funds-GE Money Market Fund

*  Less than 0.1%.

+  Percentages are based on net assets as of December 31, 2009.

Abbreviations:

                  ADR   American Depository Receipt
                  SPDR  Standard & Poors Depository Receipts
                  TBA   To be Announced

Financial Highlights

Selected data based on a share outstanding throughout the periods indicated

--------------------------------------------------------------------------------

U.S. EQUITY FUND

                                            --------------------------------------------------------
                                                                    CLASS 1
                                            -------------------------------------------------------
                                              12/31/09      12/31/08    12/31/07 12/31/06  12/31/05
                                            --------      --------      -------- --------  -------- -
INCEPTION DATE                                   --            --            --        --   1/3/95
Net asset value, beginning of period....... $ 22.44       $ 36.41       $ 39.02  $  34.06  $ 33.61
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
  Net investment income (loss).............    0.30          0.37          0.45      0.53     0.39
  Net realized and unrealized
   gains/(losses) on investments...........    6.80        (13.52)         2.70      4.96     0.46
--------------------------------------------------------------------------------------------------------
TOTAL INCOME/(LOSS) FROM
 INVESTMENT OPERATIONS.....................    7.10        (13.15)         3.15      5.49     0.85
--------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
  Net investment income....................    0.31          0.36          0.44      0.53     0.40
  Net realized gains.......................    0.00          0.46          5.32        --       --
--------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS........................    0.31          0.82          5.76      0.53     0.40
--------------------------------------------------------------------------------------------------------
Net asset value, end of period............. $ 29.23       $ 22.44       $ 36.41  $  39.02  $ 34.06
--------------------------------------------------------------------------------------------------------
TOTAL RETURN/(A)/..........................   31.63%       (36.05)%        8.01%    16.12%    2.51%

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (in thousands). $41,792       $37,917       $77,777  $101,885  $98,883
  Ratios to average net assets:
    Net investment income..................    1.11%         1.03%         0.94%     1.43%    1.06%
    Expenses...............................    0.86%/(b)/    0.72%/(b)/    0.66%     0.63%    0.63%
  Portfolio turnover rate..................      46%           56%           55%       45%      40%

                                            ----------------------------
                                                      CLASS 4
                                            ----------------------------
                                              12/31/09       12/31/08
                                            --------      --------
INCEPTION DATE                                   --        5/1/08
Net asset value, beginning of period....... $ 22.47       $ 35.32
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
  Net investment income (loss).............    0.03          0.15**
  Net realized and unrealized
   gains/(losses) on investments...........    6.95        (12.26)
------------------------------------------------------------------------
TOTAL INCOME/(LOSS) FROM
 INVESTMENT OPERATIONS.....................    6.98        (12.11)
------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
  Net investment income....................    0.20          0.28
  Net realized gains.......................    0.00          0.46
------------------------------------------------------------------------
TOTAL DISTRIBUTIONS........................    0.20          0.74
------------------------------------------------------------------------
Net asset value, end of period.............  $29.25        $22.47
------------------------------------------------------------------------
TOTAL RETURN/(A)/..........................   31.05%       (34.25)%

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (in thousands). $     9       $     7
  Ratios to average net assets:
    Net investment income..................    0.68%         0.74%*
    Expenses...............................    1.31%/(b)/    1.17%/(b)/*
  Portfolio turnover rate..................      46%           56%

NOTES TO FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

(a)Total returns are historical and assume changes in share price, reinvestment of dividends and capital gains distributions and do not include the effect of insurance contract charges.
(b)Reflects GEAM's waiver of a portion of the Fund's management fee in an amount equal to the management fee earned by GEAM with respect to the Fund's investment in the GE Funds - GE Money Market Fund. Excluding waiver, the expense ratios would be unchanged.
* Annualized for periods less than one year.
**Per share values have been calculated using the average share method.

See Notes to Financial Statements.

Statement of Assets                                                    U.S.
and Liabilities DECEMBER 31, 2009                                     EQUITY
                                                                       FUND
-------------------------------------------------------------------------------

ASSETS
  Investments in securities, at market (cost $38,103,704)......... $41,140,976
  Investments in affiliated securities, at market (cost $11,846)..       9,003
  Short-term affiliated investments (at amortized cost)...........     743,931
  Foreign cash (cost $33).........................................          33
  Income receivables..............................................      47,180
  Receivable for fund shares sold.................................       1,984
  Variation margin receivable.....................................         570
-------------------------------------------------------------------------------
    TOTAL ASSETS..................................................  41,943,677
-------------------------------------------------------------------------------

LIABILITIES
  Distribution payable to shareholders............................           3
  Payable for fund shares redeemed................................      12,103
  Payable to GEAM.................................................      19,505
  Accrued other expenses..........................................     111,849
-------------------------------------------------------------------------------
    TOTAL LIABILITIES.............................................     143,460
-------------------------------------------------------------------------------
NET ASSETS........................................................ $41,800,217
-------------------------------------------------------------------------------

NET ASSETS CONSIST OF :
  Capital paid in.................................................  50,064,658
  Undistributed (distribution in excess of)
    net investment income.........................................       3,181
  Accumulated net realized gain (loss)............................ (11,302,513)
  Net unrealized appreciation/(depreciation) on:
    Investments...................................................   3,034,429
    Futures.......................................................         462
-------------------------------------------------------------------------------
NET ASSETS........................................................ $41,800,217
-------------------------------------------------------------------------------

CLASS 1:

NET ASSETS........................................................  41,791,600
Shares outstanding ($0.01 par value; unlimited shares authorized).   1,429,678
Net asset value per share.........................................       29.23

CLASS 4:

NET ASSETS........................................................       8,617
Shares outstanding ($0.01 par value; unlimited shares authorized).         295
Net asset value per share.........................................       29.25

See Notes to Financial Statements.

      Statement of Operations                                     U.S.
      FOR THE YEAR ENDING DECEMBER 31, 2009                      EQUITY
                                                                  FUND
      --------------------------------------------------------------------

      INVESTMENT INCOME
        INCOME:
          Dividend...........................................    $641,331
          Interest...........................................     112,547
          Interest from affiliated investments...............       3,309
          Less: Foreign taxes withheld.......................      (2,628)
      --------------------------------------------------------------------
        TOTAL INCOME.........................................     754,559
      --------------------------------------------------------------------

        EXPENSES:
          Advisory and administrative fees...................     210,900
          Distributors Fees (Notes 4)
            Class 4..........................................          33
          Transfer agent.....................................      17,918
          Directors' fees....................................       1,066
          Custody and accounting expenses....................      62,791
          Professional fees..................................      23,778
          Registration expenses..............................       3,855
          Other expenses.....................................      12,642
      --------------------------------------------------------------------
        TOTAL EXPENSES BEFORE WAIVER AND REIMBURSEMENT.......     332,983
      --------------------------------------------------------------------
          Less: Expenses reimbursed by the adviser...........      (2,154)
      --------------------------------------------------------------------
          Net expenses.......................................     330,829
      --------------------------------------------------------------------
        NET INVESTMENT INCOME................................     423,730
      --------------------------------------------------------------------

      NET REALIZED AND UNREALIZED GAIN (LOSS)
       ON INVESTMENTS

          REALIZED GAIN (LOSS) ON:
            Investments......................................  (6,326,726)
            Futures..........................................     (31,688)
            Foreign currency transactions....................         151

          INCREASE IN UNREALIZED APPRECIATION ON:
            Investments......................................  16,392,410
            Futures..........................................      15,882
            Foreign currency transactions....................           4
      --------------------------------------------------------------------
          Net realized and unrealized gain on investments....  10,050,033
      --------------------------------------------------------------------
        NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS. $10,473,763
      --------------------------------------------------------------------


See Notes to Financial Statements.

Statements of                                                                                         U.S.
Changes in Net Assets                                                                                EQUITY
                                                                                                      FUND
---------------------------------------------------------------------------------------------------------------------
                                                                                            YEAR ENDED   YEAR ENDED
                                                                                           DECEMBER 31, DECEMBER 31,
                                                                                               2009         2008
---------------------------------------------------------------------------------------------------------------------

INCREASE (DECREASE) IN NET ASSETS
  OPERATIONS:
    Net investments income................................................................ $   423,730  $    605,161
    Net realized gain (loss) on investments, futures and foreign currency transactions....  (6,358,263)   (4,098,376)
    Net increase (decrease) in unrealized appreciation / (depreciation) on investments,
      futures and foreign currency transactions...........................................  16,408,296   (20,808,739)
---------------------------------------------------------------------------------------------------------------------
    Net increase (decrease) from operations...............................................  10,473,763   (24,301,954)
---------------------------------------------------------------------------------------------------------------------
  DISTRIBUTIONS TO SHAREHOLDERS FROM:
    Net investment income
      Class 1.............................................................................    (439,224)     (594,165)
      Class 4.............................................................................         (58)          (78)
    Net realized gains
      Class 1.............................................................................          --      (757,321)
      Class 4.............................................................................          --          (132)
---------------------------------------------------------------------------------------------------------------------
  TOTAL DISTRIBUTIONS.....................................................................    (439,282)   (1,351,696)
---------------------------------------------------------------------------------------------------------------------
  Increase (decrease) in net assets from operations and distributions.....................  10,034,481   (25,653,650)
---------------------------------------------------------------------------------------------------------------------
  SHARE TRANSACTIONS:
    Proceeds from sale of shares
      Class 1.............................................................................     798,549     1,109,760
      Class 4.............................................................................          --        10,000
    Value of distributions reinvested
      Class 1.............................................................................     439,224     1,351,472
      Class 4.............................................................................          58           210
    Cost of shares redeemed
      Class 1.............................................................................  (7,396,085)  (16,670,624)
      Class 4.............................................................................          --            --
---------------------------------------------------------------------------------------------------------------------
    Net (decrease) from share transactions................................................  (6,158,254)  (14,199,182)
---------------------------------------------------------------------------------------------------------------------
  TOTAL INCREASE (DECREASE) IN NET ASSETS.................................................   3,876,227   (39,852,832)

NET ASSETS
  Beginning of period.....................................................................  37,923,990    77,776,822
---------------------------------------------------------------------------------------------------------------------
  End of period........................................................................... $41,800,217  $ 37,923,990
---------------------------------------------------------------------------------------------------------------------
UNDISTRIBUTED (DISTRIBUTION IN EXCESS OF)
  NET INVESTMENT INCOME, END OF PERIOD.................................................... $     3,181  $     18,582
---------------------------------------------------------------------------------------------------------------------

CHANGES IN FUND SHARES

CLASS 1
Shares sold...............................................................................      30,844        37,873
Issued for distributions reinvested.......................................................      14,889        61,208
Shares redeemed...........................................................................    (305,851)     (545,150)
---------------------------------------------------------------------------------------------------------------------
Net (decrease) in fund shares.............................................................    (260,118)     (446,069)
---------------------------------------------------------------------------------------------------------------------

CLASS 4
Shares sold...............................................................................          --           283
Issued for distributions reinvested.......................................................           2            10
Shares redeemed...........................................................................          --            --
---------------------------------------------------------------------------------------------------------------------
Net increase in fund shares...............................................................           2           293
---------------------------------------------------------------------------------------------------------------------

See Notes to Financial Statements.

Notes to Financial Statements                      December 31, 2009
---------------------------------------------------------------------


1. ORGANIZATION OF THE COMPANY

GE Investments Funds, Inc. (the "Company") was incorporated under the laws of the Commonwealth of Virginia on May 14, 1984 and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. The Company is composed of fourteen investment portfolios (collectively the "Funds"), although only the following eleven are currently being offered: U.S. Equity Fund, (the "Fund") S&P 500 Index Fund, Premier Growth Equity Fund, Core Value Equity Fund, Mid-Cap Equity Fund, Small-Cap Equity Fund, International Equity Fund, Total Return Fund, Income Fund, Money Market Fund and Real Estate Securities Fund.

Shares of the Funds of the Company are offered only to insurance company separate accounts that fund certain variable life insurance contracts and variable annuity contracts. These insurance companies may include insurance companies affiliated with GE Asset Management Incorporated ("GEAM"), the investment adviser and administrator of each of the Funds.

The Company offers two share classes (Class 1 and Class 4) of the Fund as investment options for variable life insurance and variable annuity contracts. Class 4 shares were first offered on May 1, 2008, and Fund shares outstanding prior to May 1, 2008 were designated as Class 1 shares. Each share class has different fees and expenses, and as a result, each share class will have different share price and performance. Not all variable contracts offer both share classes of the Fund.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

ACCOUNTING CHANGES

The Financial Accounting Standards Board (FASB) issued FASB Accounting Standards Codification (ASC) effective for financial statements issued for interim and annual periods ending after September 15, 2009. The ASC is an aggregation of previously issued authoritative U.S. generally accepted accounting principles (GAAP) in one comprehensive set of guidance organized by subject area. In accordance with the ASC, references to previously issued accounting standards have been replaced by ASC references. Subsequent revisions to GAAP will be incorporated into the ASC through Accounting Standards Updates
(ASU).

SUBSEQUENT EVENTS

Subsequent events after the balance sheet date through the date that the financial statements were issued have been evaluated in the preparation of the Financial Statement.

The following summarizes the significant accounting policies of the Fund:

SECURITY VALUATION AND TRANSACTIONS

The Fund's portfolio securities are valued generally on the basis of market quotations. Equity securities generally are valued at the last reported sales price on the primary market in which they are traded. Portfolio securities listed on NASDAQ are valued using the NASDAQ Official Closing Price, which may not necessarily represent the last sale price. If no sales occurred on the exchange or NASDAQ that day, the portfolio security generally is valued using the last reported bid price.

Debt securities (other than short-term securities described below) generally are valued at an evaluated bid as reported by an independent pricing service. Values obtained from pricing services are based on recent trading activity and other relevant information which may include market interest rate curves, referenced credit spreads and estimated prepayment rates where applicable. In the absence of a reliable price from such a pricing service, debt securities may be valued based on dealer supplied valuations or quotations. The Fund's written or purchased options are valued at the last sales price, or if no sales occurred that day, at the last reported bid price. Short-term investments of sufficient credit quality with remaining maturities of sixty days or less at the time of purchase are valued on the basis of amortized cost, which approximates market value.

All assets and liabilities of the Fund that are initially expressed in foreign currency values will be converted into U.S. dollars at the WM/Reuters exchange rate computed at 11:00 a.m., Eastern time.

Notes to Financial Statements                      December 31, 2009
---------------------------------------------------------------------


If prices are not readily available for a portfolio security, or if it is believed that a price for a portfolio security does not represent its fair value, the security may be valued using procedures approved by the Fund's Board of Directors that are designed to establish its "fair" value.

Foreign securities may be valued with the assistance of an independent fair value pricing service in circumstances where it is believed that they have been or would be materially affected by events occurring after the close of the portfolio security's primary market and before the close of regular trading on the NYSE. This independent fair value pricing service uses a computerized system to appraise affected securities and portfolios taking into consideration various factors and the fair value of such securities may be something other than the last available quotation or other market price.

GEAM may also separately monitor portfolio securities and, consistent with the Fund's fair value procedures, apply a different value to a portfolio security than would be applied had it been priced using market quotations or by an independent fair value pricing service.

Determining the fair value of securities involves the application of both subjective and objective considerations. Security values may differ depending on the methodology used to determine their values, and may differ from the last quoted sale or closing price. No assurance can be given that use of these fair value procedures will always better represent the price at which the Fund could sell the affected portfolio security.

Security transactions are accounted for as of the trade date. Realized gains and losses on investments sold are recorded on the basis of identified cost for both financial statement and federal tax purposes.

FAIR VALUE MEASUREMENTS

The Fund adopted ASC 820, FAIR VALUATION MEASUREMENTS AND DISCLOSURES effective January 1, 2008. This guidance establishes a new framework for measuring fair value and expands related disclosures. Broadly, the framework requires fair value to be determined based on the exchange price that would be received for an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants. It also establishes a three-level valuation hierarchy based upon observable and non-observable inputs.

For financial assets and liabilities, fair value is the price the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction with a market participant at the measurement date. In the absence of active markets for the identical assets or liabilities, such measurements involve developing assumptions based on market observable data and, in the absence of such data, internal information that is consistent with what market participants would use in a hypothetical transaction that occurs at the measurement date.

Observable inputs reflect market data obtained from independent sources, while unobservable inputs reflect our market assumptions. Preference is given to observable inputs. These two types of inputs create the following fair value hierarchy:

   Level 1--Quoted prices for identical investments in active markets.

   Level 2--Quoted prices for similar investments in active markets; quoted prices for identical or similar investments in markets that are not active; and model-derived valuations whose inputs are observable or whose significant value drivers are observable.

   Level 3--Significant inputs to the valuation model are unobservable.

Policies and procedures are maintained to value investments using the best and most relevant data available. In addition, GEAM performs periodic reviews of the methodologies used by independent pricing services including price validation of individual securities.

The following section describes the valuation methodologies the Fund uses to measure different financial investments at fair value.

When available, the Fund uses quoted market prices to determine the fair value of investment securities, and they are included in Level 1. Level 1 securities primarily include publicly-traded equity securities.

When quoted market prices are unobservable, pricing information is obtained from an independent pricing vendor. The pricing vendor uses various pricing models for each asset class that are consistent with what other market participants would use. The inputs and assumptions to the model of the pricing vendor are derived from market observable sources including: benchmark yields, reported trades, broker/dealer quotes, issuer spreads, benchmark securities, bids, offers, and other market-related data. Since many fixed income securities do not trade on a daily basis, the methodology of the pricing vendor uses available information as applicable such as benchmark curves,

Notes to Financial Statements                      December 31, 2009
---------------------------------------------------------------------

benchmarking of like securities, sector groupings, and matrix pricing. The pricing vendor considers all available market observable inputs in determining the evaluation for a security. Thus, certain securities may not be priced using quoted prices, but rather determined from market observable information. These investments are included in Level 2 and primarily comprise our portfolio of corporate fixed income, and government, mortgage and asset-backed securities. In infrequent circumstances, pricing vendors may provide the Fund with valuations that are based on significant unobservable inputs, and in those circumstances the investment securities are included in Level 3.

The Fund uses non-binding broker quotes as the primary basis for valuation when there is limited, or no, relevant market activity for a specific investment or for other investments that share similar characteristics. The Fund has not adjusted the prices obtained. Investment securities priced using non-binding broker quotes are included in Level 3. As is the case with the primary pricing vendor, third-party brokers do not provide access to their proprietary valuation models, inputs and assumptions. Accordingly, GEAM conducts internal reviews of pricing for all such investment securities periodically to ensure reasonableness of valuations used in our financial statements. These reviews are designed to identify prices that appear stale, those that have changed significantly from prior valuations, and other anomalies that may indicate that a price may not be accurate. Based on the information available, GEAM believes that the fair values provided by the brokers are representative of prices that would be received to sell the assets at the measurement date (exit prices).

Other financial investments are derivative investments that are not reflected in TOTAL INVESTMENTS, such as futures, forwards, swaps, and written options contracts, which are valued based o the unrealized appreciation/depreciation of the instrument.

The Fund uses closing prices for derivatives included in Level 1, which are traded either on exchanges or liquid over-the counter markets. Derivative assets and liabilities included in Level 2 primarily represent interest rate swaps, cross-currency swaps and foreign currency and commodity forward and option contracts. Derivative assets and liabilities included in Level 3 primarily represent interest rate products that contain embedded optionality or prepayment features.

January 2010, FASS issued ASU 2010-06, IMPROVING DISCLOSURES ABOUT FAIR VALUE MEASUREMENTS ASU 2010-06 will require reporting entities to make new disclosures about the amounts and reasons for significant transfers in and out of Level land Level 2 fair value measurements and inputs and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements that fall in either Level 2 or Level 3, and information on purchases, sales, issuances, and settlements in the roll forward of activity in Level 3 fair value measures. The new disclosures are effective for interim and annual reporting periods beginning after December 15,2009, except for the disclosures about purchases, sales, issuances, and settlements in the roll forward of activity in Level 3 fair value measurements. Those disclosures are effect for fiscal gears beginning after December 15, 2010, and for interim periods within those fiscal years. GEAM does not believe the adoption of ASU 2010-06 will materially impact the financial statement amounts.

The following tables present the funds' investments measured at fair value on a recurring basis at December 31, 2009:

                                     Level 1   Level 2 Level 3    Total
     ---------------------------------------------------------------------
     Investments in Securities+    $41,884,907 $9,003    $--   $41,893,910
     Other Financial Instruments+          462     --     --           462

+  See Schedule of Investment for Industry Classification.

REPURCHASE AGREEMENTS The Fund may engage in repurchase agreement transactions with respect to instruments that are consistent with the Fund's investment objectives or policies. The Fund's custodian or a third party custodian takes possession of the collateral pledged for investments in repurchase agreements on behalf of the Fund. The Fund values the underlying collateral daily on a mark-to-market basis to determine that the value, including accrued interest, is at least equal to 102% of the repurchase price. In the event the seller defaults and the value of the security declines, or if the seller enters an insolvency proceeding, realization of the collateral by the Fund may be delayed or limited.

Notes to Financial Statements                      December 31, 2009
---------------------------------------------------------------------


SECURITY LENDING The Fund may loan securities to brokers, dealers, and financial institutions determined by GEAM to be creditworthy, subject to certain limitations. The Fund continues to receive the interest and dividends on the loaned securities during the term of the loan. The loans of securities are secured by collateral in the form of cash or other liquid assets, which are segregated and maintained with the custodian in an amount at least equal to 102% of the current market value of the loaned securities. During the term of the loan, the Fund will record any gain or loss in the market value of its loaned securities and of securities in which cash collateral is invested. The Fund will also earn interest, net of any rebate, from securities in which cash collateral is invested. In the event the counterparty (borrower) does not meet its contracted obligation to return the securities, the Fund may be exposed to the risk of loss of reacquiring the loaned securities at prevailing market prices using the proceeds of the sale of the collateral.

FOREIGN CURRENCY Accounting records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing rates of exchange on a daily basis (on days the New York Stock Exchange is open). Purchases and sales of securities, income receipts and expense payments denominated in foreign currencies are translated into U.S. dollars at the prevailing exchange rate on the respective dates of such transactions.

The Fund does not isolate the portion of the results of operations resulting from changes in foreign exchange rates of foreign denominated securities from the fluctuations arising from changes in the market prices of those securities during the period. Such fluctuations are included in the net realized or unrealized gain or loss from investments. Net realized gains or losses on foreign currency transactions represent net gains or losses on sales and maturities of foreign currency contracts, disposition of foreign currencies, the difference between the amount of net investment income and withholding taxes accrued and the U.S. dollar amount actually received or paid, and gains or losses between the trade and settlement date on purchases and sales of securities. Net unrealized foreign exchange gains and losses arising from changes in the value of other assets and liabilities as a result of changes in foreign exchange rates are included as increases or decreases in unrealized appreciation/depreciation on foreign currency related transactions.

FUTURES CONTRACTS The Fund may invest in interest rate, financial or stock or bond index futures contracts subject to certain limitations. The Fund may invest in futures contracts to manage its exposure to the stock and bond markets and fluctuations in currency values. Buying futures tends to increase the Fund's exposure to the underlying instrument while selling futures tends to decrease the Fund's exposure to the underlying instrument, or hedge other Fund investments. The Fund will not enter into a transaction involving futures for speculative purposes. The Fund's risks in using these contracts include changes in the value of the underlying instruments, non-performance of the counterparties under the contracts' terms and changes in the liquidity of the secondary market for the contracts. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they principally trade.

Upon entering into a futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount, known as initial margin deposit. Subsequent payments, known as variation margin, are made or received by the Fund each day, depending on the daily fluctuation in the fair value of the underlying security. The Fund records an unrealized gain or loss equal to the daily variation margin. Should market conditions move unexpectedly, the Fund may not achieve the anticipated benefits of the futures contracts and may incur a loss. The Fund recognizes a realized gain or loss on the expiration or closing of a futures contract.

OPTIONS The Fund may purchase and write options, subject to certain limitations. The Fund may invest in options contracts to manage its exposure to the stock and bond markets and fluctuations in foreign currency values. Writing puts and buying calls tend to increase the Fund's exposure to the underlying instrument while buying puts and writing calls tend to decrease the Fund's exposure to the underlying instrument, or hedge other Fund investments. The Fund will not enter into a transaction involving options for speculative purposes. The Fund's risks in using these contracts include changes in the value of the underlying instruments, non-performance of the counterparties under the contracts' terms and changes in the liquidity of the secondary market for the contracts. Options are valued at the last sale price, or if no sales occurred on that day, at the last quoted bid price.

When the Fund writes an option, the amount of the premium received is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that

Notes to Financial Statements                      December 31, 2009
---------------------------------------------------------------------

expire unexercised are treated by the Fund on the expiration date as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase, as a realized loss. When an option is exercised, the proceeds from the sale of the underlying security or the cost basis of the securities purchased is adjusted by the original premium received or paid.

INVESTMENTS IN FOREIGN MARKETS Investments in foreign markets may involve special risks and considerations not typically associated with investing in the United States. These risks include revaluation of currencies, high rates of inflation, repatriation on income and capital, and adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls, tariffs and taxes, subject to delays in settlements, and their prices may be more volatile.

The Fund may be subject to capital gains and repatriation taxes imposed by certain countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based upon net investment income, net realized gains and net unrealized appreciation as income and/or capital gains are earned.

INCOME TAXES The Fund intends to comply with all sections of the Internal Revenue Code applicable to regulated investment companies including the distribution of substantially all of its taxable net investment income and net realized capital gains to its shareholders. Therefore, no provision for federal income tax has been made. The Fund is treated as a separate taxpayer for federal income tax purposes.

The Fund is subject to ASC 740, INCOME TAXES. ASC 740 provides guidance for financial accounting and reporting for the effects of income taxes that result from an entity's activities during the year. ASC 740 also provides guidance regarding how certain uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. ASC 740 requires evaluation of tax positions taken or expected to be taken in the course of preparing the Funds' tax returns to determine whether the tax positions are "more likely than not" of being sustained by the applicable tax authority. There are no adjustments to the Funds' net assets required under ASC 740. The Funds' 2006, 2007, 2008 and 2009 fiscal years tax returns are still open to examination by the Federal and applicable state tax authorities."


At December 31, 2009, information on the tax cost of investments is as follows:

                                                               Net Tax
                                                            Appreciation/                                          Post
 Cost of                                       Net Tax      (Depreciation)  Undistributed    Undistributed        October
Investments   Gross Tax    Gross Tax        Appreciation/  on Derivatives,     Income/         Long-Term          Losses
 for Tax      Unrealized   Unrealized       (Depreciation)   Currency and    (Accumulated  Gains (Accumulated   (see Detail
 Purposes    Appreciation Depreciation      on Investments other Net Assets Ordinary Loss)   Capital Loss)        Below)
------------------------------------------------------------------------------------------------------------------------------
$41,341,363   $4,655,851       $(4,103,304)    $552,547          $--            $3,224             $(8,731,501)      $(88,711)

As of December 31, 2009, the Fund has capital loss carryovers as indicated below.

                       Amount                   Expires
              ---------------------------------------------------
                      $805,607                 12/31/2016
                     7,925,894                 12/31/2017

Capital loss carryovers are available to offset future realized capital gains to the extent provided in the Internal Revenue Code and regulations thereunder. To the extent that these carryover losses are used to offset future capital gains, it is probable that the gains so offset will not be distributed to shareholders because they would be taxable as ordinary income.

During the year ended December 31, 2009, there were no capital loss carryover expirations.

Any net capital and currency losses incurred after October 31, within the Fund's tax year, are deemed to arise on the first day of the Fund's next tax year if the Fund so elects to defer such losses.

The Fund elected to defer losses incurred after October 31, 2009 as follows:

                      Capital                   Currency
              ---------------------------------------------------
                       88,668                      43

Notes to Financial Statements                      December 31, 2009
---------------------------------------------------------------------


The tax composition of distributions paid during the years ended December 31, 2009 and December 31, 2008 were as follows:

                          Ordinary   Long-Term
                           Income  Capital Gains   Total
                    ---------------------------------------
                    2009  $439,282   $     --    $  439,282
                    2008   943,520    408,176     1,351,696

DISTRIBUTIONS TO SHAREHOLDERS The Fund declares and pays dividends from net investment income annually. The Fund declares and pays net realized capital gains in excess of capital loss carryforwards distributions annually. The character of income and gains to be distributed is determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences include (but are not limited to) futures and losses deferred due to wash sale transactions. Reclassifications due to permanent book/tax differences are made to the Fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. These reclassifications have no impact on net investment income, realized gains or losses, or the net asset value of the Fund. The calculation of net investment income per share in the Financial Highlights table excludes these adjustments.

The reclassifications for the year ended December 31, 2009 were as follows:

                   Undistributed
             (Distribution in Excess of)       Accumulated
               Net Investment Income       Net Realized (Loss)
             -----------------------------------------------------
                        $151                      $(151)


INVESTMENT INCOME Corporate actions (including cash dividends) are recorded on the ex-dividend date, net of applicable withholding taxes, except for certain foreign corporate actions, which are recorded as soon after ex-dividend date as such information becomes available. Interest income is recorded on the accrual basis. All discounts and premiums on bonds are accreted and amortized, respectively, to call or maturity date, whichever is shorter, using the effective yield method.

EXPENSES Fund specific expenses are allocated to the Fund that incurs such expense and pro rata across share classes. Expenses, other than those incurred by a specific Fund, are allocated pro rata among Funds and share classes. Such expenses may include custodial fees, legal and accounting fees, printing costs and registration fees. All expenses of the Fund are paid by GEAM and reimbursed by the Fund. Certain class specific expenses (such as transfer agency fees or distribution fees) are allocated to the class that incurs such expense.

DERIVATIVE INSTRUMENTS The Fund is subject to equity price risk, and foreign currency exchange rate risk in the normal course of pursuing their investment objectives. The Fund entered into derivative transactions for the purpose of hedging against the effects of changes in the value of portfolio securities due to anticipated changes in market conditions and to gain market exposure for residual and accumulating cash positions. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. Upon entering into such contracts, the Fund is required to deposit with the broker, either in cash or securities, an initial margin in an amount equal to a certain percentage of the contract amount. Subsequent payments (variation margin) are made or received by the Fund each day, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gains or losses by the Fund. Upon entering into such contracts, the Fund bears the risk of interest or exchange rates or securities prices moving unexpectedly, in which case, the Fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. With futures contracts, there is minimal counterparty credit risk to the Fund since futures contracts are exchange traded and the exchange's clearinghouse, as counterparty to all traded futures, guarantees the futures against default.

Notes to Financial Statements                      December 31, 2009
---------------------------------------------------------------------


Shown below are the derivative contracts entered into by the Fund, summarized by primary risk exposure.

--------------------         Asset Derivatives December 31, 2009           Liability Derivatives December 31, 2009
 Derivatives not    ----------------------------------------------------------------------------------------------
 accounted for as           Location in                 Notional             Location in       Notional
hedging instruments       the Statements              Value/No. of         the Statements    Value/No. of
    under FASB               of Assets                 Contracts   Fair       of Assets       Contracts     Fair
     ASC 815              and Liabilities             Long/(Short) Value   and Liabilities   Long/(Short)   Value
-                    ---------------------------------------------------------------------------------------------
 Equity Contracts           Receivables, Net Assets -
                            Unrealized Appreciation/
                            (Depreciation) on futures   (55,535)/1  462*         --               --         --

*INCLUDES CUMULATIVE APPRECIATION/DEPRECIATION OF FUTURES CONTRACTS AS REPORTED
 IN THE SCHEDULE OF INVESTMENTS AND EQUITY SECTION OF THE STATEMENT OF ASSETS AND LIABILITIES. ONLY THE CURRENT DAY'S VARIATION MARGIN IS REPORTED WITHIN THE RECEIVABLES AND/OR PAYABLES STATEMENT OF ASSETS AND LIABILITIES.

Shown below are the effects of derivative instruments on the Fund's Statements of Operations, summarized by primary risk exposure.

                                                        Total Number of                           Change in Unrealized
Derivatives not accounted        Location in the        Futures/Options    Realized Gain or    Appreciation/(Depreciation)
for as hedging instruments       Statements of             Contracts     (Loss) on Derivatives       on Derivatives
under FASB ASC 815                 Operations           Purchased/(Sold) Recognized in Income     Recognized in Income
--------------------------------------------------------------------------------------------------------------------------
Equity Contracts           Net realized gain/(loss) on        81/(80)           (31,688)                 15,882
                           futures, Increase/
                           (decrease)
                           in unrealized appreciation/
                           (depreciation) on futures
--------------------------------------------------------------------------------------------------------------------------

3. LINE OF CREDIT

The Company shares a revolving credit facility of up to $150 million with a number of its affiliates. The credit facility is with its custodian bank, State Street Bank and Trust Company. The revolving credit facility requires the payment of a commitment fee equal to 0.15% per annum on the daily unused portion of the credit facility, payable quarterly. The portion borne by the Funds generally is borne proportionally based upon net assets. In addition, the Company has a $100 million uncommitted, unsecured line of credit with State Street. Generally, borrowings under the credit facilities would accrue interest at the Federal Funds Rate plus 50 basis points and would be borne by the borrowing Fund. The maximum amount allowed to be borrowed by any one Fund is the lesser of (i) its prospectus limitation or (ii) 20% of its net assets. The credit facilities were not utilized by the Fund during the fiscal year ended December 31, 2009.

4. AMOUNTS PAID TO AFFILIATES

GEAM, a registered investment adviser, was retained by the Company's Board of Directors effective November 17, 1997 to act as investment adviser and administrator of the Fund. GEAM's compensation for investment advisory and administrative services is paid monthly based on the average daily net assets of the Fund at an annualized rate of 0.55%.

GEAM waives a portion of the Fund's management fee in the amount equal to the management fee earned by GEAM with respect to the Fund's investment in the GE Funds--GE Money Market Fund.

DISTRIBUTION AND SERVICE (12B-1) FEES The Company has adopted a Distribution and Service (12b-1) Plan (the "Plan") pursuant to Rule 12b-1 under the 1940 Act with respect to Class 4 shares of the Fund. Under the Plan, the Fund may compensate GE Investment Distributors, Inc. ("GEID"), a wholly-owned subsidiary of GEAM and the Fund's principal distributor, for certain sales services provided by GEID or other broker dealers and investor services provided by GEID or other service providers relating to the Fund's Class 4 shares, including services to owners or prospective owners of variable contracts issued by insurance companies that offer such share class as an investment option. The amount of compensation paid under the Plan by the Fund's Class 4 shares may not exceed 0.45% of the average daily net assets of the Fund attributable to such share class. The Plan continues in effect from year to year for so long as such continuance is approved annually by the Board of

Notes to Financial Statements                      December 31, 2009
---------------------------------------------------------------------

Directors, including by those directors who are not interested persons of the Company and who have no direct or indirect financial interest in the operation of the Plan or in any agreement related to it.

GENPACT performs certain accounting and certain administration services not provided by GEAM. For the period ending December 31, 2009, $634 was charged to the Fund.

DIRECTORS' COMPENSATION The Fund pays no compensation to its directors who are officers or employees of GEAM or its affiliates. Directors who are not such officers or employees also serve in a similar capacity for other funds advised by GEAM. Compensation paid to unaffiliated directors are reflected on the Statement of Operations. These fees are allocated pro rata across all of the mutual fund platforms and share classes served by the directors, including the Fund, and are based upon the relative net assets of each Fund within such platforms. (For additional information about directors compensation please refer to the Statement of Additional Information.)

5. INVESTMENT TRANSACTIONS

PURCHASES AND SALES OF SECURITIES The cost of purchases and the proceeds from sales of investments, other than short-term securities and options, for the period ended December 31, 2009 were as follows:

                          U.S. Government Securities
              -----------------------------------------------------
                     Purchases                    Sales
              -----------------------------------------------------
                        $--                        $--

                               Other Securities
              -----------------------------------------------------
                     Purchases                    Sales
              -----------------------------------------------------
                    $17,289,370                $24,051,939

SECURITY LENDING At December 31, 2009 and for the year then ended, the Fund did not participate in securities lending.

Report of Independent Registered Public Accounting Firm

--------------------------------------------------------------------------------

The Shareholders and Board of Directors
GE Investments Funds, Inc.

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of the U.S. Equity Fund, a series of GE Investments Funds, Inc., as of December 31, 2009, and the related statement of operations for the year then ended, statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2009 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the U.S. Equity Fund as of December 31, 2009, the results of its operations, changes in its net assets and financial highlights for each of the years or periods described above, in conformity with U.S. generally accepted accounting principles.

                                                               /s/ KPMG LLP


Boston, Massachusetts
February 25, 2010

Advisory and Administrative Agreement Renewal      (unaudited)
---------------------------------------------------------------

The Board of Directors of the GE Investments Funds, Inc. (the "Board"), including the independent Board members, considered and all those that were present unanimously approved the continuance of the Fund's Investment Advisory and Administration Agreement with GE Asset Management Incorporated ("GEAM") at meetings held on December 4 and December 11, 2009.

In considering whether to approve the Fund's investment advisory agreement, the Board members considered and discussed a substantial amount of information and analysis provided, at the Board's request, by GEAM. The Board members also considered detailed information regarding performance and expenses of other investment companies, including those with similar investment objectives and sizes, which was prepared by independent third party providers, Lipper Analytical Services Inc. ("Lipper") and Morningstar, Inc. ("Morningstar"). The Board members reviewed the fees charged by GEAM for other mutual funds and investment products other than mutual funds that employ the same investment strategy as the Fund. The Board had the opportunity to ask questions and request additional information in connection with its considerations.

Before approving the Fund's advisory agreement, the Board members reviewed the information provided with management of GEAM and with independent legal counsel. The Board members also reviewed a memorandum prepared by independent legal counsel discussing the legal standards for the consideration of the proposed continuance. The independent Board members discussed the proposed continuance in detail during a private session with their independent legal counsel at which no representatives of GEAM were present. The independent Board members and their independent legal counsel requested, and received and considered, additional information from GEAM following these sessions.

In advance of the meetings, and in response to their request, the Board members received from GEAM written responses to their inquiries, which included substantial exhibits and other materials related to GEAM's business and the services it provides to the Fund. The Board members took into account their multi-year experience as Board members and particularly their consideration of these types of agreements in recent years. The information was presented in a manner to facilitate comparison to prior periods and to reflect certain enhancements. To focus their review, the Board members asked GEAM management, in its oral presentation, to highlight material differences from the information presented in recent years.

During the meetings, the Board members had an opportunity to discuss this information with GEAM managers, including senior executives, representatives from the legal, compliance and finance departments, and investment personnel. The Board members posed questions to these representatives and engaged in substantive discussions with them concerning GEAM's investment process.

In reaching their determination relating to continuance of the Fund's investment advisory agreement, the Board members considered all factors that they deemed relevant, including the factors discussed below. In their deliberations, the Board members did not identify any particular information that was all-important or controlling, and each Board member may have attributed different weights to the various factors. In particular, the Board members focused on the following:

THE NATURE, EXTENT AND QUALITY OF SERVICES PROVIDED.

The Board members reviewed the services provided by GEAM, taking into account their extensive past experiences with GEAM. They focused on the favorable attributes of GEAM, including (i) an investment philosophy oriented toward long-term performance; (ii) effective processes used for selecting investments and brokers; (iii) effective processes used for providing Fund administration, including controllership and compliance functions and oversight of the performance of other companies that provide services to the Fund; (iv) highly skilled professionals including analysts, research professionals, traders and portfolio managers with a depth of experience involving the types of Funds they oversee; (v) access to significant technological resources from which the Fund may benefit; and (vi) a favorable history and reputation. The Board members discussed with senior officers of GEAM the personnel changes made, and proposed to be made, by GEAM. The Board members noted that the Fund represents only a small portion of the assets managed by GEAM, but benefits from a full array of services and resources provided by GEAM.

In light of these discussions, the Board, including the independent Board members, concluded that GEAM's services continue to be satisfactory.

INVESTMENT PERFORMANCE OF THE FUND.

The Board members considered the investment performance of the Fund for various periods. The Board

Advisory and Administrative Agreement Renewal      (unaudited)
---------------------------------------------------------------

members reviewed detailed comparisons of the performance of the Fund with the relevant securities indices and peer groupings of mutual funds prepared by Lipper and Morningstar with respect to various periods. The Board members also engaged in detailed discussions with GEAM management about its investment process and performance results. These discussions focused on the Fund's investment objective, the number and experience of portfolio management and supporting research personnel, the investment style and approach employed and the likely market cycles for the investment style.

The Board, including the independent Board members, concluded that the Fund's performance was acceptable overall taking into consideration the factors discussed above.

COST OF THE SERVICES PROVIDED AND PROFITS REALIZED FROM THE RELATIONSHIP WITH THE FUND.

The Board members considered the fees paid to GEAM by the Fund and the cost of the services provided to the Fund by GEAM. The Board members reviewed the information they had requested from GEAM concerning its profitability. The Board members considered the profit margin information for GEAM's investment company business as a whole, as well as GEAM's profitability data for the Fund. The Board members reviewed GEAM's assumptions and the methods of cost allocation used by GEAM in preparing Fund-specific profitability data. The Board members also discussed with GEAM the basis for its belief that the methods of allocation used were reasonable for each area of its business.

Information was presented regarding the financial condition of GEAM for various past periods. The Board members noted and discussed the additional services provided by GEAM to the Fund compared to other investment products managed by GEAM, and were provided a study conducted by the Investment Company Institute that discusses and compares advisory fees and services for mutual funds and institutional separate accounts. The Board members determined that GEAM should be entitled to earn a reasonable level of profits for the services it provides to the Fund. The Board members also recognized that GEAM had made significant investments in its business and had not fully recovered the sums invested. The Board also considered that, in the face of overall declining assets and revenues over the course of the past year, GEAM continues to make a substantial investment in fulfilling its obligations to the Fund and supporting its Fund-related activities.

Based on their review, the Board, including the independent Board members, concluded that they were satisfied that the level of profitability achieved by GEAM from its relationship with the Fund was not unreasonable or excessive.

THE EXTENT TO WHICH ECONOMIES OF SCALE WOULD BE REALIZED AS THE FUND GROWS AND WHETHER FEE LEVELS WOULD REFLECT SUCH ECONOMIES OF SCALE.

Although the Board noted that the Fund did not experience significant growth in assets over the past year, the Board members considered the extent to which economies of scale would be realized as the Fund grows, and whether fee levels reflect these economies of scale for the benefit of Fund investors.

The Board members considered the substantial infrastructure investments that GEAM has made with respect to its operations and its commitment to continue investing resources to enhance services to Fund shareholders. The Board members recognized the benefits to the Fund of GEAM's past investment in its operations through the expenditure of sums to support its substantial infrastructure, and that, with respect to all GEAM managed mutual funds, GEAM has not yet fully recouped that investment. The Board members also recognized the benefits to the Fund of being able to leverage a favorable cost structure achieved with respect to the Fund's other operating expenses as a result of GEAM's large overall base of assets under management and its vendor management practices.

COMPARISON OF SERVICES TO BE RENDERED AND FEES TO BE PAID.

The Board members discussed the services provided to the Fund by GEAM, and the fees charged for those services. The Board members reviewed information concerning the fee and expense ratios for the Fund, and comparative information with respect to similar products. They discussed that the Fund's figures were within the applicable peer group range. In light of the foregoing, the Board, including the independent Board members, determined that the advisory fees were reasonable in relation to the services provided to the Fund.

Advisory and Administrative Agreement Renewal      (unaudited)
---------------------------------------------------------------


FALL-OUT BENEFITS.

The Board members considered other actual and potential financial benefits that GEAM may derive from its relationship with the Fund, including, to the extent applicable, soft dollar commission benefits generated through Fund portfolio transactions. The Board members noted, however, that the Fund benefits from the vast array of resources available through GEAM, and that the Fund represents only a small portion of the assets managed by GEAM.

CONCLUSION.

No single factor was determinative to the Board's decision. Based on their discussion and such other matters as were deemed relevant, the Board, including the independent Board members, concluded that renewal of the advisory agreement was in the best interests of the Fund and its shareholders.

Additional Information                             (unaudited)
---------------------------------------------------------------

INFORMATION ABOUT DIRECTORS AND EXECUTIVE OFFICERS:

The business and affairs of the Company are managed under the direction of the Company's Board of Directors. Information pertaining to the Directors and officers of the Company is set forth below.

INTERESTED DIRECTORS AND EXECUTIVE OFFICERS

--------------------------------------------------------------------------------
MICHAEL J. COSGROVE

--------------------------------------------------------------------------------

ADDRESS  c/o GEAM 3001 Summer St. Stamford, CT 06905

AGE  60

POSITION(S) HELD WITH FUND  Chairman of the Board and President

TERM OF OFFICE AND LENGTH OF TIME SERVED Until successor is elected and qualified - 13 years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS President and Chief Executive Officer - Mutual Funds and Intermediary Business since March 2007; Executive Vice President of GEAM from February 1997 to March 2007; Director of GEAM since 1988; Vice President, GE Capital Corporation, an indirect wholly-owned subsidiary of GE, since December 1999; Executive Vice President - Sales and Marketing of GEAM, a wholly-owned subsidiary of GE that is registered as an investment adviser under the Investment Advisers Act of 1940, as amended, from March 1993 to March 2007.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR  51

OTHER DIRECTORSHIPS HELD BY DIRECTOR Chairman of the Board and President of GE Funds since 1993, and GE Institutional Funds since its inception; Trustee of General Electric Savings & Security Trust, General Electric S&S Income Fund, General Electric S&S Program Mutual Fund ("GE Savings & Security Funds"), Elfun Funds, General Electric Insurance Plan Trust, General Relief Loan Fund, and General Electric Pension Trust since 1988; Trustee of Fordham University since 2002; Trustee of GE Volunteers since 1993; Director, GE Asset Management (Ireland) since February 1999; Director, GE Asset Management Funds Plc., GE Asset Canada Company, and GE Asset Management Limited since 1998.

--------------------------------------------------------------------------------
MATTHEW J. SIMPSON

--------------------------------------------------------------------------------

ADDRESS  c/o GEAM 3001 Summer St. Stamford, CT 06905

AGE  48

POSITION(S) HELD WITH FUND  Director and Executive Vice President

TERM OF OFFICE AND LENGTH OF TIME SERVED Until successor is elected and qualified - 2 years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS Executive Vice President, General Counsel and Secretary of GEAM since July 2007; Senior Vice President and General Counsel - Marketing and Client Services (formerly Asset Management Services), at GEAM and Senior Vice President and General Counsel of GEAMS from February 1997 to June 2007; Vice President and Associate General Counsel of GEAM from October 1992 to February 1997; Secretary of Fund from 1997 to June 2007; Vice President of Fund from September 2003 to June 2007; Vice President of GE Institutional Funds and GE LifeStyle Funds from September 2003 to June 2007; Secretary of GE Institutional Funds from 1997 to June 2007; Vice President of Elfun Funds and GE Savings & Security Funds from October 2003 to June 2007; Assistant Secretary of Elfun Funds and GE Savings & Security Funds from 1998 to June 2007.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR  51

OTHER DIRECTORSHIPS HELD BY DIRECTOR Trustee of GE Funds, GE Institutional Funds, Elfun Funds and GE Savings & Security Funds since July 2007.

Additional Information                             (unaudited)
---------------------------------------------------------------


--------------------------------------------------------------------------------
SCOTT H. RHODES

--------------------------------------------------------------------------------

ADDRESS  c/o GEAM 3001 Summer St. Stamford, CT 06905

AGE  49

POSITION(S) HELD WITH FUND  Treasurer

TERM OF OFFICE AND LENGTH OF TIME SERVED Until successor is elected and qualified - 3 years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS GEAM Mutual Funds Operations Manager since September 2005; Treasurer of GE Institutional Funds, GE LifeStyle Funds and GE Investments Funds since November 2005 and Elfun Funds and GE Savings & Security Funds since September 2005; from August 2004 to September 2005 Vice President, U.S. Trust Company, N.A. and Assistant Treasurer of Excelsior Funds, Inc., Excelsior Funds Trust, and Excelsior Tax Exempt Funds, Inc.; from January 2004 to August 2004, Vice President BlackRock Financial Management, Inc.; from December 1996 to November 2003, Controller - Mutual Funds, American Skandia Investment Services, Inc. and Assistant Treasurer of American Skandia Trust and American Skandia Advisor Funds, Inc.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR  N/A

OTHER DIRECTORSHIPS HELD BY DIRECTOR  N/A

--------------------------------------------------------------------------------
JEANNE M. LAPORTA

--------------------------------------------------------------------------------

ADDRESS  c/o GEAM 3001 Summer St. Stamford, CT 06905

AGE  44

POSITION(S) HELD WITH FUND  Vice President and Secretary

TERM OF OFFICE AND LENGTH OF TIME SERVED Until successor is elected and qualified - 5 years (Vice President); 3 years (Secretary)

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS Senior Vice President and Deputy General Counsel at GE Asset Management since October 2007; Vice President and Associate General Counsel - Marketing and Client Services (formerly Asset Management Services) at GEAM from May 1997 to October 2007; Vice President and Assistant Secretary of GE Funds and GE Institutional Funds from September 2003 to July 2007; Vice President and Secretary of GE Funds and GE Institutional Funds since July 2007; Vice President and Assistant Secretary of Elfun Funds and GE Savings & Security Funds since October 2003.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR  N/A

OTHER DIRECTORSHIPS HELD BY DIRECTOR  N/A

Additional Information                             (unaudited)
---------------------------------------------------------------


NON-INTERESTED DIRECTORS

--------------------------------------------------------------------------------
JOHN R. COSTANTINO

--------------------------------------------------------------------------------

ADDRESS  c/o GEAM 3001 Summer St. Stamford, CT 06905

AGE  63

POSITION(S) HELD WITH FUND  Director

TERM OF OFFICE AND LENGTH OF TIME SERVED Until successor is elected and qualified - 13 years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS General Partner, NGN Capital LLC since 2006; Managing Director, Vice President of Walden Capital Management since 1996.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR  43

OTHER DIRECTORSHIPS HELD BY DIRECTOR Trustee of GE Funds since 1993, GE Institutional Funds since its inception; Trustee of Fordham University from 1989 to 1995 and 2001 to 2007 and Trustee Emeritus since 2007; Trustee of Neuro Science Research Institute since 1986; Trustee of Gregorian University Foundation from 1992 to 2007; Director of Artes Medical from 2006 to 2008.

--------------------------------------------------------------------------------
WILLIAM J. LUCAS

--------------------------------------------------------------------------------

ADDRESS  c/o GEAM 3001 Summer St. Stamford, CT 06905

AGE  61

POSITION(S) HELD WITH FUND  Director

TERM OF OFFICE AND LENGTH OF TIME SERVED Until successor is elected and qualified - 13 years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS Vice President and Treasurer of Fairfield University since 1983.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR  43

OTHER DIRECTORSHIPS HELD BY DIRECTOR Trustee of GE Funds since 1993, and GE Institutional Funds since its inception.

--------------------------------------------------------------------------------
ROBERT P. QUINN

--------------------------------------------------------------------------------

ADDRESS  c/o GEAM 3001 Summer St. Stamford, CT 06905

AGE  74

POSITION(S) HELD WITH FUND  Director

TERM OF OFFICE AND LENGTH OF TIME SERVED Until successor is elected and qualified - 13 years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS Retired since 1983 from Salomon Brothers Inc.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR  43

OTHER DIRECTORSHIPS HELD BY DIRECTOR Trustee of GE Funds since 1993, and GE Institutional Funds since its inception; Trustee, St. Francis Hospital Corp.

--------------------------------------------------------------------------------
The Statement of Additional Information for the Fund includes additional information about the Directors and Officers and is available, without charge, upon request by calling 1-800-493-3042.

Investment Team
----------------------------------------------------

INVESTMENT ADVISER AND ADMINISTRATOR
GE Asset Management Incorporated

BOARD OF DIRECTORS

Michael J. Cosgrove, CHAIRMAN
John R. Costantino
William J. Lucas
Robert P. Quinn
Matthew J. Simpson

SECRETARY

Jeanne M. LaPorta

ASSISTANT SECRETARIES

Joseph A. Carucci
Joon Won Choe
Kimberley Costello
Michelle Matzelle

TREASURER

Scott H. Rhodes

ASSISTANT TREASURERS

Scott R. Fuchs
Christopher M. Isaacs

DISTRIBUTOR

GE Investment Distributors, Inc.
Member FINRA and SIPC

COUNSEL

Sutherland, Asbill & Brennan, LLP



CUSTODIAN

State Street Bank & Trust Company

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP

OFFICERS OF THE INVESTMENT ADVISER

James W. Ireland, PRESIDENT AND CHIEF EXECUTIVE OFFICER

Cheryl H. Beacock, SENIOR VICE PRESIDENT, HUMAN RESOURCES

Daniel O. Colao, EXECUTIVE VICE PRESIDENT, CHIEF FINANCIAL OFFICER

Michael J. Cosgrove, PRESIDENT AND CHIEF EXECUTIVE
OFFICER - MUTUAL FUNDS & INTERMEDIARY BUSINESS

Paul M. Colonna, PRESIDENT AND CHIEF INVESTMENT OFFICER - FIXED INCOME
INVESTMENTS

Amiel Goldberg, SENIOR VICE PRESIDENT, CHIEF RISK OFFICER

Ralph R. Layman, PRESIDENT AND CHIEF INVESTMENT OFFICER - PUBLIC EQUITY INVESTMENTS (SINCE JULY 2009)

Maureen B. Mitchell, PRESIDENT - INSTITUTIONAL SALES AND MARKETING (SINCE JULY
2009)

Matthew J. Simpson, EXECUTIVE VICE PRESIDENT, GENERAL COUNSEL AND SECRETARY

Judith A. Studer, CHIEF MARKET STRATEGIST (SINCE JULY 2009)

Don W. Torey, PRESIDENT - ALTERNATIVE INVESTMENTS

John J. Walker, EXECUTIVE VICE PRESIDENT, CHIEF OPERATING OFFICER

David Wiederecht, PRESIDENT AND CHIEF INVESTMENT OFFICER - INVESTMENT STRATEGIES

INVESTMENT ADVISER
GE ASSET MANAGEMENT INCORPORATED
3001 SUMMER STREET
PO BOX 7900
STAMFORD, CT 06904-7900

DISTRIBUTOR
GE INVESTMENT DISTRIBUTORS, INC.
MEMBER FINRA AND SIPC
3001 SUMMER STREET
PO BOX 7900
STAMFORD, CT 06904-7900

    The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q, as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies (if any) relating to portfolio securities is available without charge (i) upon request, by calling 1-800-493-3042; (ii) on the Fund's website at http://www.geam.com; and (iii) on the Commission's website at http://www.sec.gov. The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC - information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

    Information (if any) regarding how the Fund voted proxies relating to portfolio securities during the most recently disclosed 12-month period ended June 30 is available without charge (i) through the Fund's website at http://www.geam.com; and (ii) on the Commission's website at http://www.sec.gov.

[LOGO] GE


ITEM 2. CODE OF ETHICS.

Please refer to the Code of Ethics included in the following link:

www.ge.com/files/usa/en/commitment/social/integrity/downloads/english.pdf


ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the registrant has determined that both John R. Costantino and William J. Lucas are designated as audit committee financial experts for the Funds; and further that it is the finding of the Boards that Messrs. Costantino and Lucas, the audit committee financial experts, qualify as being 'independent' pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)	AUDIT FEES.  The aggregate fees billed for each of the last two fiscal years (the "Reporting Periods") for professional services rendered by the Registrant's principal accountant (the "Auditor") for the audit of the Registrant's annual financial statements, or services that are normally provide by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods were $209,700 in 2008 and $210,900 in 2009.

(b)	AUDIT RELATED FEES.  There were no fees billed by the Auditor for assurance and related services that were related to the performance of the audit for the Registrant during the Reporting Periods.

(c)	TAX FEES.  There were no fees billed for professional services rendered by the Auditor for tax compliance, tax advice or tax planning for the Registrant during the Reporting Periods.

(d)	ALL OTHER FEES.   There were no fees billed for products and services
provided by the Auditor, other than the services reported in paragraphs
(a) through (c) of this Item for the Registrant during the Reporting Periods.

(e)	(1)  AUDIT COMMITTEE PRE-APPROVAL POLICIES AND PROCEDURES.

The Audit Committee of the GE Investments Funds (the "Funds") Board of
Trustees is responsible, among other things, for the appointment, compensation and oversight of the work of the Fund's independent accountants/auditors (the "Auditor"). As part of this responsibility and to ensure that the Auditor's independence is not impaired, the Audit Committee
(1) pre-approves the audit and non-audit services provided to the Funds by the Auditor, and (2) all non-audit services provided to the Funds' investment adviser and covered affiliates (as defined in the Audit Committee Charter) that provide ongoing services to the Funds if the services directly impact the Funds' operations or financial reporting, in accordance with the Audit Committee Charter. Following are excerpts from the Audit Committee Charter that sets forth the pre-approval policies and procedures:

1.	Selection and Pre-Approval of Auditor and Approval of Fees.
(i)	The Audit Committee shall pre-approve the selection of the Auditor and shall recommend for ratification the selection, retention or termination of the Auditor by the full Board, including the independent Trustees/Directors, and, in connection therewith, shall evaluate the independence of the Auditor, including: (i) an evaluation of whether the Auditor provides any consulting services to the Fund's investment adviser and the extent to which the Auditor provides non-audit services to the Fund's investment adviser and certain other affiliated service providers as defined in Section 2(f) below, which services are not subject to the pre-approval requirements set forth in Section 4 below;
(ii) an evaluation of the extent to which the Auditor has any relationships with the Fund or its affiliated persons that are brought to the attention of the Audit Committee by the Auditor in accordance with applicable standards of the Independence Standards Board ("ISB"), because, in the Auditor's professional judgment, such relationships may reasonably be thought to bear on the Auditor's independence with respect to the Fund; and (iii) monitoring the Auditor's compliance with respect to the rotation requirements for the lead and coordinating partners having primary responsibility for the Fund's audits and any partner responsible for the reviewing the Fund's audits.
The Audit Committee shall review the Auditor's specific representations as to its independence.
(b)	The Audit Committee shall pre-approve and review the fees charged by the Auditor for audit and non-audit services to be provided to the Fund and certain affiliated service providers (as defined in Section 2(f) below) in accordance with the pre-approval requirements set forth in Section 4 below.
The Fund shall provide for appropriate funding, as determined by the Audit Committee, to compensate the Auditor for any authorized service provided to the Fund.
2.	Meetings with the Auditor.   The Audit Committee shall meet with the
Auditor, including private meetings, prior to the commencement of substantial work on the audit and following the conclusion of the audit, as well as such other times as the Audit Committee shall deem necessary or appropriate. The Auditor shall report directly to the Audit Committee. The Auditor shall report at least annually, concerning the following and other pertinent matters:
(a)	to review the arrangements for and scope of the annual audit and any special audits;
(b)	to provide the Auditor the opportunity to report to the Audit
Committee, on a timely basis, all critical accounting policies and practices to be used;
(c)	to discuss any matters of concern relating to the Fund's financial statements, including: (i) any adjustments to such statements recommended by the Auditor, or other results of said audit(s), and (ii) any alternative treatments of financial information within GAAP that have been discussed with Fund management, the ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the Auditor;
(d)	to provide the Auditor the opportunity to report to the Audit
Committee, on a timely basis, any material written communication between the Auditor and Fund management, such as any management letter or schedule of unadjusted differences;
(e)	to discuss the opinion the Auditor has rendered regarding the Fund's financial statements;
(f)	to report all non-audit services that do not require Audit Committee pre-approval and are provided to certain affiliated persons of the Fund, including: (1) the Fund's investment adviser or sub-advisers (but excluding any investment sub-adviser whose role is primarily portfolio management and is overseen by the investment adviser), (2) the Fund's principal underwriter, and (3) any entity controlling, controlled by, or under common control with the investment adviser or principal underwriter, that provides "ongoing" services to the Funds in accordance with the pre-approval requirements of paragraph (c)(7)(i) of Rule 2-01 of Regulation S-X (each, a "Covered Affiliate" and collectively, "Covered Affiliates");
(g)	to review, in accordance with current standards of ISB, all
relationships between the Auditor and the Fund or its affiliated persons that, in the Auditor's professional judgment, may reasonably be thought to bear on its independence, and to confirm, in light of such information, whether the Auditor believes, in its professional judgment, that it may properly serve as independent accountants/auditors with respect to the Fund;
(h)	to consider the Auditor's comments with respect to the Fund's financial policies, procedures and internal accounting controls and responses thereto by the Fund's officers and Fund management, as well as other personnel;
(i)	to investigate any improprieties or suspected improprieties in the operations of the Fund to the extent necessary or appropriate in light of any internal investigations by the Fund's officers and/or by officers or employees of the Fund management of such improprieties;
(j)	to receive periodic reports concerning regulatory changes and new accounting pronouncements that significantly affect the value of the Fund's assets and their financial reporting;
(k)	to report on the Fund's qualification under Subchapter M of the Internal
Revenue Code, amounts distributed and reported to shareholders for Federal tax purposes and the Fund's tax returns; and
(l)	to provide the Auditor the opportunity to report on any other matter that the Auditor deems necessary or appropriate to discuss with the Audit Committee.
	If the Auditor's report on the above-listed (and other pertinent) matters is not made in person to the Audit Committee within 60 days following the end of the Fund's fiscal year, the Auditor shall deliver a written report to the Audit Committee concerning these matters within such 60 day period.
3.	Change in Accounting Principles.  The Audit Committee shall consider the effect upon the Fund of any changes in accounting principles or practices proposed by the Auditor or the Fund's officers.
4.	Pre-Approval of Audit Related Services and Permissible Non-Audit
Services. The Audit Committee shall pre-approve both audit (including audit, review, and attest) services and permissible non-audit services provided to the Fund and, if the nature of the engagement relates directly to the operations and financial reporting of the Fund, permissible non-audit services provided to any Covered Affiliate.

The Audit Committee may determine to delegate the authority to grant pre-approvals to one or more Audit Committee members, each acting on behalf of the Audit Committee. In this event, the member of the Audit Committee so delegated shall report each delegated pre-approval to the Audit Committee at its next regularly scheduled meeting. The Audit Committee may also adopt and follow, in lieu of explicit pre-approval described above, written policies and procedures detailed as to the particular service, designed to safeguard the continued independence of the Auditor, consistent with the requirements of the Act and SEC regulations thereunder.

Notwithstanding the foregoing, the pre-approval requirement concerning permissible non-audit services provided to the Fund or any Covered Affiliate is waived if: (1) the aggregate amount of all such non-audit services provided constitutes no more than five percent (5%) of the total amount of revenues paid to the Auditor by the Fund and the Covered Affiliates during the fiscal year in which the services are provided that would have to be pre-approved by the Audit Committee, (2) the non-audit services were not recognized as non-audit services at the time of the engagement, and (3) such non-audit services are promptly brought to the attention of the Audit Committee and approved by the Audit Committee or one or more designated members of the Audit Committee prior to the completion of the audit.

5.	Prohibited Activities of the Auditor.  The Audit Committee shall confirm with the Auditor that it is not performing contemporaneously (during the audit and professional engagement period) non-audit services for the Fund that the Audit Committee believes may taint the independence of the Auditor.
The Auditor will be responsible for informing the Audit Committee of whether it believes that a particular non-audit service is permissible or prohibited pursuant to applicable regulations and standards.

(2) PERCENTAGE OF SERVICES IN PARAGRAGHS (b) THROUGH (d) APPROVED BY AUDIT COMMITTEE. No fees were charged during 2008 or 2009 for audit related, tax or other services as indicated in sections (b) through (d) of this Item.

(f)	Not applicable.

(g)	NON-AUDIT FEES.  The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to Service Affiliates, for the Reporting Periods were $0 in 2008 and $0 in 2009.

(h)	AUDITOR INDEPENDENCE. There were no non-audit services rendered to
Service Affiliates that were not pre-approved.


ITEM 5. Audit Committee of Listed Registrants

The Registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act. The Registrant's audit committee members are: John R. Costantino,
William J. Lucas and Robert P. Quinn.

ITEM 6. Schedule of Investments.

		Attached as part of ITEM 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

         Applicable only to Closed-End Management Investment Companies.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

         Applicable only to Closed-End Management Investment Companies.

ITEM 9. Purchases of Equity Securities by Closed-End Management
	Investment Company and Affiliated Purchasers.

	 Applicable only to Closed-End Management Investment Companies.

ITEM 10. Submission of Matters to a Vote of Security Holders.

	 No material changes.

ITEM 11. CONTROLS AND PROCEDURES.

The officers providing the certifications in this report in accordance with Rule 30a-3 under the Investment Company Act of 1940 have concluded, based on their evaluation of the registrant's disclosure controls and procedures (as such term is defined in such rule), that such controls and procedures are adequate and reasonably designed to achieve the purpose described in paragraph (c) of such rule.

There were no significant changes in the registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their last evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.



ITEM 12.  EXHIBITS.
(a)   Not applicable.

(b) Attached hereto as Exhibit 1 and Exhibit 2 are the Certifications of Michael J. Cosgrove and Scott Rhodes as principal executive officer and principal financial officer, respectively, as required by Rule 30a-2 under the Investment Company Act of 1940.


                                  SIGNATURES



Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

GE INVESTMENTS FUNDS, INC

By:   /S/MICHAEL J. COSGROVE
      Michael J. Cosgrove
      Chairman, GE INVESTMENTS FUNDS, INC.

Date:  March 08, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.


By:   /S/MICHAEL J. COSGROVE
      Michael J. Cosgrove
      Chairman, GE INVESTMENTS FUNDS, INC.

Date:  March 08, 2010

By:   /S/EUNICE TSANG
      Eunice Tsang
      TREASURER, GE INVESTMENTS FUNDS, INC.

Date:  March 08, 2010

 EXHIBIT INDEX

            (b)(1) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2 under the Investment Company Act of 1940.

            (b)(2) Certification of principal executive officer and principal financial officer as required by Section 906 of the Sarbanes-Oxley Act of 2002.